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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

REGISTRATION NO.

811-07696

IOWA PUBLIC AGENCY INVESTMENT TRUST

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

1415 28th STREET, SUITE 200

WEST DES MOINES, IOWA 50266

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

Elizabeth Grob, Esq.

Ahlers & Cooney, P.C.

100 Court Avenue, Suite 600, Des Moines, Iowa 50309

(NAME AND ADDRESS OF AGENT FOR SERVICE)

COPIES OF ALL COMMUNICATIONS TO:

Vera Lichtenberger	JOHN C. MILES, ESQ.

IOWA PUBLIC AGENCY INVESTMENT TRUST                   CLINE, WILLIAMS, WRIGHT, JOHNSON &

 1415 28th STREET, SUITE 200                                                                OLDFATHER

 WEST DES MOINES, IOWA 50266                                           1900 U.S. BANK BUILDING, 233 S. 13TH STREET

LINCOLN, NEBRASKA 68508

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (515) 244-5426

DATE OF FISCAL YEAR END: 06/30

DATE OF REPORTING PERIOD: 6/30/2008

ITEM 1. REPORTS TO UNITHOLDERS.

Iowa Public Agency Investment Trust

Diversified Fund

Comprehensive Annual

Financial Report

Direct Government Obligation Fund

Comprehensive Annual

Financial Report

Fiscal Year Ending

June 30, 2008

The Funds are distributed by WB Capital Management.

Shares of the Funds are NOT INSURED BY THE FDIC. Investment products involve investment risk, including the possible loss of principal. Past performance is not predictive of future results, and the composition of each Fund's portfolio is subject to change.

Information not authorized for distribution unless accompanied or preceded by a current Information Statement also known as a prospectus. An investor should consider the Funds' investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information about the investment company can be found in the Fund's Information Statement. To obtain more information, please call 800-872-4024 or visit the website: IPAIT.org. Please read the Information Statement carefully before investing.

IOWA PUBLIC AGENCY INVESTMENT TRUST

Diversified Fund

Comprehensive Annual Financial Report

IPAIT

IOWA PUBLIC AGENCY INVESTMENT TRUST

DIRECT GOVERNMENT OBLIGATION FUND

Comprehensive Annual Financial Report

For the Fiscal Year

Ended June 30, 2008

www.ipait.org

Prepared by the

Iowa Public Agency Investment Trust

Board of Trustees

IPAIT	TABLE OF CONTENTS

________________________________________________________________________________

INTRODUCTORY SECTION

Letter from the Chair	6
Management Report	9
Board of Trustees	10
Service Providers..	12
Organization Chart	13
Certificate of Achievement	14

FINANCIAL SECTION

DIVERSIFIED PORTFOLIO:
Report of Independent Registered Public Accounting Firm	16
Management's Discussion and Analysis	17
Schedule of Investments	20
Statement of Net Assets	22
Statements of Operations	23
Statements of Changes in Net Assets	23
Notes to Financial Statements	24
Financial Highlights	26
DIRECT GOVERNMENT OBLIGATION PORTFOLIO:
Report of Independent Registered Public Accounting Firm	27
Management's Discussion and Analysis	28
Schedule of Investments	31
Statement of Net Assets	32
Statements of Operations	33
Statements of Changes in Net Assets	33
Notes to Financial Statements	34
Financial Highlights	36

INVESTMENT SECTION

Fund Facts Summary	38
Diversified Fund and Direct Government Obligation Fund	39
Introduction	39
Risk Profile	41
Performance Summary	42
Fund Expenses	43
Investment Commentary	46
IPAIT Investment Policy.	47
Investing and Non-Investing Participants.	51

STATISTICAL SECTION

Statistical Information	54
Changes in Fund Units	55
Monthly Comparative Yields.	56
Annual Comparative Yields ..	57
Annual Net Investment Income.	57
Changes in Net Asset	58
Glossary of Investment Terms.	60

Introductory Section

IPAIT

IPAIT                                                                                                                                                   Letter From the Chair

_____________________________________________________________________________________

August 20, 2008

Dear Fellow IPAIT Participants:

The Iowa Pubic Agency Investment Trust (IPAIT) is pleased to submit the Diversified Fund and Direct Government Obligation Fund (DGO) Comprehensive Annual Financial Reports for the Fiscal Year ended June 30, 2008. The IPAIT Board of Trustees and service providers are responsible for the content of the reports. Fiscal Year 2007-2008 was marked with the Federal Reserve lowering interest rates in order to address economic issues including credit difficulties, the housing slump, and rising inflation. During this period, the IPAIT Diversified and DGO Funds maintained yields comparable to other money market funds during the year, while being an educational resource for IPAIT participants. For a detailed review of the Funds, please refer to Management’s Discussion and Analysis of each Fund located in the Financial Section.

Iowa Economy

The economic slowdown affected Iowa to a greater relative extent in 2007, but expectations for 2008 are improving. Real national GDP growth of 2.0 percent exceeded Iowa’s growth of 1.7 percent. However, Iowa 2007 personal income growth of 4.2 percent is expected to rise to 5.1 percent in 2008. Recent payroll figures have shown increased hiring in Iowa’s seasonal industries for a net add to payrolls year-to-date which exceeds the national average.

While the national unemployment rate rose throughout 2007 from 4.4 percent to 5.0 percent, Iowa’s unemployment remains below the national rate, rising from 3.7 percent to 3.8 percent over the year and to 3.9 percent at the end of May. This level compares well to our midwest neighbors. Although Nebraska, North Dakota and South Dakota have lower unemployment rates, Iowa competes well against Minnesota (5.4 percent), Illinois (6.4 percent) and Wisconsin (4.4 percent). Iowa saw payroll growth in 2007, and 10,200 nonfarm jobs were added to payrolls year-over-year in May which represented a 0.7 percent increase and exceeded the national average of 0.1 percent.

The Federal Reserve continues to walk a thin line between reviving economic growth and exacerbating inflation as CPI has risen to 4.2 percent on the heels of dramatically higher commodities prices. Midwest inflation was more tame at 4.0 percent, and wage pressures in the Midwest are lower with the Midwest employment cost index rising only 2.4 percent versus a national increase of 3.0 percent. The Fed has clearly focused on inflation concerns but will not likely raise overnight rates until late this year.

Deterioration in the national housing markets is also reflected in Iowa. Single family home permits dropped 16 percent in 2007 which is an improvement over the 22 percent decline in 2006. In the first quarter, single family home permits dropped 30 percent year-over-year although the home price index rose 2.8 percent. Farm values have also risen 17 percent year over year as of April with land in the north central part of the state showing strongest growth.

The past twelve months have been challenging to the Iowa and national economies. The Midwest typically enjoys less volatility in most aspects of the economy, and a difficult housing market has not impacted our growth and inflation experience to the same extent as other areas of the country. Although Iowa projects growth in personal income, municipal budgets will be constrained by declining property tax revenues and rising healthcare costs.

Investment Policies and Strategies

IPAIT was created pursuant to Iowa Code Chapter 28E in 1987 to enable eligible Iowa public agencies to invest their available operating and reserve funds in a competitive rate environment, safely and effectively. Both the Diversified and DGO Funds have followed established money market mutual fund investment parameters designed to maintain a $1 per unit net asset value since inception.

Investment Safeguards

Both Funds continue to be focused on their investment objectives as stated in the IPAIT Investment Policy. These goals, in order of priority are: safety of invested principal, maintenance of liquidity, and maximum yield. Within these objectives, each Fund strives to provide participants with the best available rates of return for legally authorized investments. All security settlements within either Fund are settled on a delivery-versus-payment (DVP) basis. DVP settlements greatly reduce the possibility of inappropriate transmission of funds or securities.

Reliability of Investment Section

All commentary and displays in the Investment Section were prepared by IPAIT's service provider, WB Capital Management Inc. (WB Capital), the program's Investment Adviser, Administrative Services provider, and Program Support provider. WB Capital has provided services to the IPAIT program since the program's inception in 1987. All services provided by IPAIT to participants are subject to rigorous and regular verification. WB Capital and IPAIT have designed internal controls and procedures to ensure that material information is made known to the principal executive officers, Jeff Lorenzen (Chief Executive Officer), Vera Lichtenberger (Chief Compliance Officer), and Amy Mitchell (Chief Financial Officer), respectively during the reporting period for the semi-annual and annual report to shareholders. These individuals are required to report any deficiencies and any fraud to the Fund Auditor and to the Executive Committee immediately upon discovery.

 Statement of Changes in Net Assets

For the fiscal year ending June 30, 2008 (FY 08) and the fiscal year ending June 30, 2007 (FY 07) total interest earned, total operating expenses, and net investment income for the IPAIT Diversified and the DGO Funds were as follows:

Interest Earned Expenses Net Investment Income

Diversified Fund

FY 08 $ 11,090,199 $ 1,048,169 $ 10,042,030 FY 07 $ 12,944,292 $ 1,037,120 $ 11,907,172

 DGO Fund

FY 08 $ 714,752 $ 77,575 $ 637,177 FY 07 $ 1,087,816 $ 93,621 $ 994,195

The decrease in year-over-year interest earned for the Funds is primarily attributed to lower fund yields in FY 08, however, the amount was offset by higher fund balances.

IPAIT operates pursuant to Service Provider agreements for all aspects of operation. Every agreement specifies the fees to be charged for each component of IPAIT services. Financial and operating highlights from this past year include:

•	Receipt of an eleventh consecutive Certificate of Achievement for Excellence in Financial Reporting by the Government Finance Officers Association (GFOA),

•	Average combined daily investments in the Diversified and DGO Funds of $310,845,108, up from $267,010,219 in the previous fiscal year,

•	Placement of 16 Iowa financial institution Certificates of Deposit in the IPAIT Diversified Fund representing over $20,600,000,

•	An authorized membership total of 414 public bodies representing 192 cities, 94 counties, 90 municipal utilities, and 38 other eligible public agencies, and

•	Total funds invested in IPAIT’s investment alternatives peaked for the fiscal year at $586,943,666 on May 28, 2008.

The GFOA awarded an eleventh consecutive Certificate of Achievement for Excellence in Financial Reporting to the Iowa Public Agency Investment Trust for its Comprehensive Annual Financial Report (CAFR) for the fiscal year ended June 30, 2007. The Certificate of Achievement is a prestigious national award, recognizing conformance with the highest standards for preparation of state and local government financial reports.

In order to be awarded a Certificate of Achievement, a government unit must publish an easily readable and efficiently organized CAFR, whose contents conform to program standards. The CAFR must satisfy both generally accepted accounting principles and applicable legal requirements. A Certificate of Achievement is valid for a period of one year only. We believe our current report continues to conform to the Certificate of Achievement program requirements, and we are submitting it to the GFOA.

Participant Meetings

IPAIT had one participant meeting this year with two proposals considered, including the election of the Board of Trustees and the selection of program auditors. Details of the meeting results and proposal responses can be found on page 45 of this report.

Summary

On behalf of IPAIT's Board of Trustees, sponsoring associations and service providers, we thank you for your continued support of the Iowa Public Agency Investment Trust. We encourage you to contact us with comments and suggestions regarding any improvements to the operation of IPAIT. Your involvement in IPAIT is essential in its ability to provide a competitive investment alternative, and ongoing program opportunities for association members. As we begin Fiscal Year 2008-2009, IPAIT will continue to be guided by its objectives of safety, liquidity, and competitive return. In addition, IPAIT will be an excellent resource as a user-friendly investment alternative and also an educational resource. The website provides monthly updates as well as access to the secure IPASonlineTM system. We collectively pledge to continue working together to provide a safe source of interest income for every participant. Respectfully,

Tom Hanafan Chair, Board of Trustees

IPAIT                                                                                                                                                       Management Report

______________________________________________________________________________________

To IPAIT Participants:

While IPAIT's Diversified Fund and Direct Government Obligation (DGO) Fund financial statements and the related financial data contained in these Certified Annual Financial Reports (CAFR’s) have been prepared in conformity with U.S. generally accepted accounting principles and have been audited by IPAIT's Independent Registered Public Accounting Firm, KPMG LLP, the ultimate accuracy and validity of this information is the responsibility of the management of the Iowa Public Agency Investment Trust Board of Trustees.

To carry out this responsibility, the Board of Trustees maintains financial policies, procedures, accounting systems and internal controls which the Board believes provide reasonable, but not absolute, assurance that accurate financial records are maintained and investment assets are safeguarded.

In addition, the three ex-officio trustees meet with the Program's service providers and legal counsel to review all aspects of IPAIT performance each month. The Board of Trustees meets quarterly to similarly review Program performance and compliance. In addition, the IPAIT Board of Trustees regularly subjects IPAIT to a comprehensive review of all services and costs of operation.

Fiscal Year 2007 CAFR’s were submitted to the GFOA and received their eleventh consecutive Certificates of Achievement for Excellence in Financial Reporting.

In the Board's opinion, IPAIT's internal controls are adequate to ensure that the financial information in this report presents fairly the IPAIT Diversified and DGO Fund operations and financial condition.

Sincerely,

Robert Haug

Secretary, Board of Trustees

Iowa Public Agency Investment Trust

IPAIT                                                                                                                                                                  Board of Trustees

Name	Address	Age	Position held with IPAIT	Term of Office	Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios Overseen by Trustee	Outside Directorships
Richard Heidloff	206 S. Second Avenue Rock Rapids, IA 51246	63	Trustee	Term Ending 2011	Since 2006	Lyon County Treasurer	2	None
Thomas Hanafan	209 Pearl Street Council Bluffs, IA 51503	59	Trustee, Chair	Term Ending 2009	Since 1992	Council Bluffs Mayor	2	None
Donald Kerker	3205 Cedar Street Muscatine, IA 52761	57	Trustee	Term Ending 2011	Since 1999	Director, Finance & Administrative Services, Muscatine Power and Water	2	None
Dianne Kiefer	101 W. Fourth Street Ottumwa, IA 52501	58	Trustee, Vice Chair	Term Ending 2010	Since 2000	Wapello County Treasurer, College Instructor, Buena Vista University	2	None
Wayne Northey	13750 240th Avenue Spirit Lake, IA 51360	74	Trustee	Term Ending 2009	Since 2007	Dickinson County Supervisor	2	None
Craig Hall	138 Jackson Street Brooklyn, IA 52211	56	Trustee	Term Ending 2010	Since 2004	Manager, Brooklyn Municipal Utilities	2	None
Leon Rodas	712 North Grand P.O. Box 222 Spencer, IA 51301	56	Trustee, Second Vice Chair	Term Ending 2009	Since 2003	General Manager, Spencer Municipal Utility	2	None
Jody Smith	P.O. Box 65320 West Des Moines, IA 50265	55	Trustee	Term Ending 2010	Since 1994	Director of Administrative Services/City Clerk, West Des Moines	2	None
Susan Vavroch	50 Second Avenue Bridge Cedar Rapids, IA 52401	49	Trustee	Term Ending 2011	Since 2003	Cedar Rapids City Treasurer	2	None
Alan Kemp	317 Sixth Avenue, Ste 1400 Des Moines, IA 50309	47			Since 2007	Iowa League of Cities Executive Director
William Peterson	501 SW Seventh St, Ste Q Des Moines, IA 50309	57	IPAIT Treasurer & Assistant Secretary		Since 1994	Iowa State Association of Counties Executive Director
Robert Haug	1735 NE 70th Avenue Ankeny, IA 50021	60	IPAIT Secretary		Since 1987	Iowa Association of Municipal Utilities Executive Director

IPAIT	SERVICE PROVIDERS

________________________________________________________________________

Sponsoring Associations

Iowa Association of Municipal Utilities

1735 NE 70th Avenue

Ankeny, IA 50021-9353

Robert Haug, Executive Director

orbhaug@iamu.org

515-289-1999

Iowa State Association of Counties

501 SW 7th Street, Suite Q

Des Moines, IA 50309

William Peterson, Executive Director

bpeterson@iowacounties.org

515-244-7181

Iowa League of Cities

317 Sixth Avenue, Suite 800

Des Moines, IA 50309

Alan Kemp, Acting Executive Director

alankemp@iowaleague.org

515-244-7282

________________________________________________________________________

Legal Counsel

AHLERS & COONEY, P.C.

100 Court Avenue, Suite 600

Des Moines, IA 50309

Elizabeth Grob 515-246-0305

egrob@ahlerslaw.com

______________________________________________________________________

Investment Adviser

Administrator

Program Support

WB Capital Management

Century II Building

1415 28th Street, Suite 200

West Des Moines, IA 50266-1461

Jeff Lorenzen 515-224-2718

jlorenzen@wbcap.net

Ron Shortenhaus 515-224-2724

rshortenhaus@wbcap.net

Bryant Sheriff 515-224-2763

bsheriff@wbcap.net

Anita Tracy 515-224-2725

atracy@wbcap.net

Vera Lichtenberger 515-224-2764

vlichtenberger@webcap.net

________________________________________________________________________

Custodian

Wells Fargo Bank, N.A.

MAC N8200-034

666 Walnut Street, P.O. Box 837

Des Moines, IA 50304-0837

Kristi Boyce 515-245-8504

kristi.j.boyce@wellsfargo.com

Teresa Smith 515-245-3245

teresa.a.smith@wellsfargo.com

________________________________________________________________________

Independent Registered Public Accounting Firm

KPMG LLP

2500 Ruan Center

666 Grand Avenue

Des Moines, IA 50309

Sean Vicente 515-697-1108

msvicente@kpmg.com

IPAIT	ORGANIZATION CHART

__________________________________________________________________

IPAIT Board of	Sponsoring
Trustees	Associations

Tom Hanafan, Chair	Iowa League of Cities
Dianne Kiefer, Vice Chair	Alan Kemp
Leon Rodas, Second Vice Chair
Donald Kerker, Board Member	Iowa State Association of Counties
Richard Heidloff, Board Member	William Peterson
Craig Hall, Board Member
Wayne Northey, Board Member	Iowa Association of Municipal Untilities
Jody Smith, Board Member	Robert Haug
Susan Vavroch, Board Member

IPAIT Custodian	IPAIT Investment Adviser

Wells Fargo Bank, N.A.	WB Capital
Kristi Boyce	Investors Management Group
Jeff Lorenzen

IPAIT
Independent
IPAIT	Registered Public	IPAIT	IPAIT
Legal Counsel	Accounting Firm	Administration	Program Support

Ahlers &	KPMG LLP	WB Capital	WB Capital
Cooney, P.C.	Sean Vicente	Management Inc.	Management Inc.
Elizabeth Grob	Vera Lichtenberger	Ron Shortenhaus
Anita Tracy	Bryant Sheriff

IPAIT	CERTIFICATE OF ACHIEVEMENT

____________________________________________________________________________________

CERTIFICATE OF ACHIEVEMENT

FOR EXCELLENCE

IN FINANCIAL REPORTING

Presented to

Iowa Public Agency Investment

Turst Diversified Fund/Direct

Government Obligation Fund

A Certificate of Achievement of Excellence in Financial

Reporting is presented by the Government Finance Officers

Association of the United States and Canada

to government units and public employee retirement

reports (CAFRs) achieve the highest

standards in government accounting and

financial reporting.

Financial Section

IPAIT

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Unitholders

Iowa Public Agency Investment Trust:

We have audited the accompanying statement of net assets, including the schedule of investments, of the Direct Government Obligation Portfolio of the Iowa Public Agency Investment Trust (the Trust) as of June 30, 2008, and the related statements of operations and changes in net assets for each of the years in the two-year period then ended, and financial highlights for each of the five years in the period then ended. These financial statements and the financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board and the standards applicable to financial audits contained in Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform our audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2008, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Direct Government Obligation Portfolio of the Iowa Public Agency Investment Trust as of June 30, 2008, and the results of its operations and its changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years then ended, in conformity with U.S. generally accepted accounting principles.

In accordance with Government Auditing Standards, we have also issued our report dated August 14, 2008 on our consideration of the Trust’s internal control over financial reporting and its compliance with certain provisions of laws, regulations, and other matters. The purpose of that report is to describe the scope of our testing of internal control over financial reporting and compliance and the results of that testing, and not to provide an opinion on the internal control over financial reporting or on compliance. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audits.

Our audit was performed for the purpose of forming an opinion on the Trust’s financial statements. The introductory section, other supplementary information, investment section and statistical section are presented for the purpose of additional analysis and are not a required part of the financial statements. Such information has not been subjected to the auditing procedures applied by us in the audits of the financial statements and, accordingly, we express no opinion on them.

The management’s discussion and analysis on pages 28 to 30 is not a required part of the financial statements but is supplementary information required by U.S. generally accepted accounting principles. We have applied certain limited procedures, which consisted principally of inquiries of management regarding the methods of measurement and presentation of the management discussion and analysis information. However, we did not audit the information and express no opinion on it.

/s/ KPMG LLP

Des Moines, Iowa

August 14, 2008

IPAIT                                                                                                                  Management's Discussion and Analysis

____________________________________________________________________________________

This section of the IPAIT Diversified Portfolio’s annual Financial Report presents management’s discussion and analysis of the financial position and results of operations for the fiscal years ended June 30, 2008 (FY 08) and 2007 (FY 07). This information is being presented to provide additional information regarding the activities of IPAIT, pursuant to the requirements of Governmental Accounting Standards Board Statement No. 34, Basic Financial Statements – and Management’s Discussion and Analysis – for State and Local Governments, Statement No. 37, Basic Financial Statements – and Management’s Discussion and Analysis – for State and Local Governments: Omnibus, and Statement No. 38, Certain Financial Statement Note Disclosures (Statements Nos. 34, 37, and 38). This discussion and analysis should be read in conjunction with the Report of Independent Registered Public Accounting Firm, KPMG LLP, the Financial Statements, and the accompanying notes.

OVERVIEW OF THE FINANCIAL STATEMENTS

The Management’s Discussion and Analysis provides an introduction to and overview of the basic financial statements of IPAIT’s Diversified Portfolio. The following components comprise the financial statements: 1) Schedule of Investments, 2) Statement of Net Assets, 3) Statements of Operations, 4) Statements of Changes in Net Assets, and 5) Notes to Financial Statements.

•	The Schedule of Investments lists each security held by the portfolio as of the date of current fiscal year end.

•	The Statement of Net Assets shows the financial position (assets and liabilities) of the portfolio as of the date of the current fiscal year end.

•	The Statements of Operations display the results of operations (income and expenses) of the portfolio for the two most recent fiscal years.

•

The Statements of Changes in Net Assets display the results of additions (net investment income, unit sales, and reinvestments) and deductions (dividends and unit redemptions) of the portfolio for the two most recent fiscal years.

•

The Notes to Financial Statements describe significant accounting policies and disclose summary security transaction amounts of the portfolio and other information required by U.S. generally accepted accounting principles.

CONDENSED FINANCIAL INFORMATION AND FINANCIAL ANALYSIS

Year-over-year changes in most financial statement amounts reported in IPAIT’s Diversified Portfolio are most significantly impacted by the level of average net assets (which fluctuates based on the overall levels of participant/unitholder invested balances). Additionally, changes in the short-term interest rate environment (which follows the general trend established by monetary policy set by the Federal Reserve) contribute to year-over-year variances in the amount of investment income earned by the portfolio. Over the twelve months ended June 30, 2008, the Federal Reserve’s Federal Open Market Committee lowered the Fed Funds target rate seven times from 5.25 percent to 2.00 percent. In the preceeding twelve months, the Fed Funds target rate of 5.25 percent did not change.

Condensed financial information and variance explanations for FY 08, as compared to FY 07 follows.

		Percent
Net Assets	June 30, 2008	Change	June 30, 2007
Total investments	$ 354,814,208	48%	$ 240,230,576
Excess of other assets over total liabilities	576,357	456%	103,667
Net assets held in trust for pool participants	355,390,565	48%	240,334,243

Average Net Assets	$ 290,430,630	18%	$ 245,847,573

Total investments and net assets increased 48 and 48 percent, respectively, comparing June 30, 2008 and June 30, 2007 amounts. During FY 08, average net assets increased 18 percent to $290,430,630 from average net assets of $245,847,573 during FY 07. The Diversified portfolio experienced a net increase of assets in FY 08. Management believes the result was due to the portfolio’s favorable return compared to alternative investments, and the safety the portfolio provides. With credit issues and economic concerns in the marketplace, IPAIT participants increased assets held in the Diversified portfolio with its primary objective of preservation of invested principal.

		Percent
Change in Net Asset for the years ended	June 30, 2008	Change	June 30, 2007
Investment Income	$ 11,090,199	-14%	$ 12,944,292
Total Expenses	(1,048,169)	1%	(1,037,120)
Dividends to unitholders from net investment income	(10,042,030)	-16%	(11,907,172)
Net increase in assets derived
from unit transactions	115,056,322	212%	36,852,702

Net assets at beginning of year	240,334,243	18%	203,481,541

Net assets at end of year	$ 355,390,565	48%	$ 240,334,243

Investment income and dividends to unitholders from net investment income decreased 14 percent and 16 percent, respectively, during FY 08 compared to FY 07 due to the lower interest rate environment. During the 12-month period in FY 08, the Fed Funds target rate dropped from 5.25 percent to 2.00 percent. Total expenses are derived based on net assets held by the Fund. These expenses increased 1 percent during FY 08 compared to FY 07. The average net assets were higher for FY 08 which would normally result in relatively higher expenses, however, due to the service provider fee decrease effective January 2, 2007, the fees charged to the Fund were lower for the entire 12 months of the fiscal year rather than just six months of the previous year. During FY 08 compared to FY 07, units sold and redeemed increased 8 percent and 2 percent, respectively.

Condensed financial information and variance explanations for FY 07, as compared to FY 06 follows.

		Percent
Net Assets	June 30, 2007	Change	June 30, 2006
Total investments	$ 240,230,576	15%	$ 209,699,643
Excess (deficiency) of other assets over (under) total liabilities	103,667	102%	(6,218,102)
Net assets held in trust for pool participants	240,334,243	18%	203,481,541

Average Net Assets	$ 245,847,573	7%	$ 229,267,241

Total investments and net assets increased 15 and 18 percent, respectively, comparing June 30, 2007 and June 30, 2006 amounts. During FY 07, average net assets increased 7 percent to $245,847,573 from average net assets of $229,267,241 during FY 06. The significant decrease in excess of total liabilities over other assets was due to a liability for securities purchased on June 30, 2006 and settled on July 3, 2006 in the amount of $6,235,663. The Diversified portfolio experienced a net increase of assets in FY 07 due to a more favorable interest rate environment for the entire 12-month period compared to the prior 12-month period. Also, the Diversified portfolio’s investment rate was more favorable than alternative investments, such as bank certificates of deposit.

		Percent
Change in Net Asset for the years ended	June 30, 2007	Change	June 30, 2006
Investment Income	$ 12,944,292	35%	$ 9,590,801
Total Expenses	(1,037,120)	-7%	(1,118,335)
Dividends to unitholders from net investment income	(11,907,172)	41%	(8,472,466)
Net increase (decrease) in assets derived
from unit transactions	36,852,702	241%	(26,186,425)

Net assets at beginning of year	203,481,541	-11%	229,667,966

Net assets at end of year	$ 240,334,243	18%	$ 203,481,541

Investment income and dividends to unitholders from net investment income increased 35 percent and 41 percent, respectively, during FY 07 compared to FY 06 due to the higher interest rate environment for the entire 12-month period. Total expenses are derived based on net assets held by the Fund. These expenses decreased 7 percent during FY 07 compared to FY 06 due to a reduction in fees effective January 2, 2007. During FY 07 compared to FY 06, units sold and redeemed increased 8 percent and 3 percent, respectively.

CONTACTING THE PORTFOLIO’S FINANCIAL MANAGEMENT

This financial report is designed to provide IPAIT participants and prospective investors with a general overview of the Fund’s finances and to demonstrate the Fund’s accountability for the resources it receives and manages. If you have questions about the report or need additional financial information, contact IPAIT at 800-872-4024 or visit the website at IPAIT.org.

 IPAIT                                                                                                           Financial Statements

___________________________________________________________________________

Iowa Public Agency Investment Trust - Diversified Portfolio
Schedule of investments - June 30, 2008
(Showing Percentage of Total Investments)

		Yield at
Par		Time of
Value	Description	Purchase	Due Date	Amortized Cost

DISCOUNTED GOVERNMENT SECURITIES -- 4.78%
$ 11,000,000	Federal Home Loan Bank Discount Note	2.24%	07/18/08	$ 10,988,572
6,000,000	Federal Home Loan Bank Discount Note	2.24%	07/30/08	5,989,367
	TOTAL (cost -- $16,977,939)			$ 16,977,939

COUPON SECURITIES -- 25.93%
$ 2,250,000	Federal Home Loan Bank, 4.40%	4.44%	07/28/08	$ 2,249,922
2,500,000	Federal Home Loan Bank, 5.00%	4.78%	08/01/08	2,500,432
2,000,000	Federal Home Loan Bank, 4.00%	4.78%	08/13/08	1,998,216
3,000,000	Federal Home Loan Mortgage Corporation, 5.13%	4.58%	08/14/08	3,001,880
2,000,000	Federal Home Loan Bank, 5.00%	4.61%	09/12/08	2,001,503
5,000,000	Federal Home Loan Mortgage Corporation, 4.63%	2.18%	09/15/08	5,024,911
4,000,000	Federal Farm Credit Bank, 4.65%	4.55%	09/17/08	4,000,827
5,000,000	Federal Home Loan Bank, 4.63%	2.48%	10/10/08	5,029,069
6,000,000	Federal Home Loan Bank, 4.50%	2.18%	10/14/08	6,039,426
1,000,000	Federal Home Loan Bank, 5.55%	4.21%	11/25/08	1,005,200
1,000,000	Federal Home Loan Bank, 4.00%	2.70%	11/28/08	1,005,241
1,000,000	Federal Home Loan Bank, 4.75%	4.13%	12/12/08	1,002,688
4,000,000	Federal Home Loan Bank, 4.13%	4.13%	12/12/08	3,999,945
4,000,000	Federal Home Loan Bank, 4.13%	3.63%	01/07/09	4,010,063
3,700,000	Federal Home Loan Bank, 3.18%	3.50%	01/22/09	3,693,462
3,100,000	Federal Home Loan Bank, 5.75%	2.50%	02/13/09	3,161,114
5,000,000	Federal Home Loan Bank, 4.75%	2.52%	03/13/09	5,076,540
3,000,000	Federal Home Loan Bank, 5.25%	2.35%	03/13/09	3,059,875
6,000,000	Federal Home Loan Bank, 2.26%	2.27%	03/25/09	5,999,414
6,000,000	Federal Home Loan Mortgage Corporation, 2.27%	2.36%	04/14/09	5,995,388
4,000,000	Federal Home Loan Mortgage Corporation, 2.27%	2.51%	04/14/09	3,992,466
3,000,000	Federal Home Loan Bank, 2.32%	2.43%	04/28/09	2,997,326
3,000,000	Federal Home Loan Bank, 2.60%	2.46%	05/14/09	3,003,606
4,000,000	Federal Home Loan Bank, 2.60%	2.40%	05/14/09	4,006,862
4,000,000	Federal Home Loan Bank, 2.50%	2.65%	05/28/09	3,994,675
4,000,000	Federal National Mortgage Association, 6.38%	2.70%	06/15/09	4,137,218
	TOTAL (cost -- $91,987,269)			$ 91,987,269

See accompanying notes to financial statements.

Iowa Public Agency Investment Trust - Diversified Portfolio
Schedule of investments - June 30, 2008
(Showing Percentage of Total Investments)
		Yield
Par		Time of
Value	Description	Purchase	Due Date	Amortized Cost

CERTIFICATES OF DEPOSIT -- 3.58%
$ 800,000	Exchange Bank-Collins	5.60%	07/07/08	$ 800,000
1,000,000	Peoples Bank-Hawarden	3.12%	07/28/08	1,000,000
1,500,000	Vision Bank-West Des Moines	5.29%	08/25/08	1,500,000
1,000,000	St. Ansgar State Bank-St. Ansgar	5.01%	09/08/08	1,000,000
1,500,000	Union State Bank-Winterset	5.01%	09/08/08	1,500,000
1,000,000	Bank of the West-West Des Moines	4.45%	09/17/08	1,000,000
900,000	First State Bank-Ida Grove	2.62%	11/18/08	900,000
1,000,000	Bank of the West-West Des Moines	4.30%	12/19/08	1,000,000
2,000,000	U.S. Bank-Des Moines	4.25%	12/19/08	2,000,000
1,000,000	American Bank-LeMars	4.29%	12/22/08	1,000,000
1,000,000	American Bank-LeMars	2.80%	05/07/09	1,000,000
	TOTAL (cost -- $12,700,000)			$ 12,700,000

REPURCHASE AGREEMENTS (collateralized by U.S. Govt. Securities) -- 65.71%
$ 78,000,000	Banc of America Securities LLC	2.16%	07/01/08	$ 78,000,000
80,000,000	Barclays Capital, Inc.	2.30%	07/01/08	80,000,000
75,149,000	Lehman Brothers, Inc.	2.00%	07/01/08	75,149,000
	TOTAL (cost -- $233,149,000)			$ 233,149,000

TOTAL INVESTMENTS -- 100% (cost -- $354,814,208)				$ 354,814,208

See accompanying notes to financial statements.

                         Iowa Public Agency Investment Trust - Diversified Portfolio

                                      Statement of Net Assets - June 30, 2008

ASSETS

Investments in securities at amortized cost:
Discounted Government Securities	$ 16,977,939
Coupon Securities	91,987,269
Certificates of Deposit	12,700,000
Repurchase Agreements	233,149,000

Cash	741
Interest receivable	1,286,898
Total assets	356,101,847

LIABILITIES

Investment advisory, administrative,
and program support fees payable	63,810
Custody fees payable	8,523
Distribution fees payable	21,306
Other fees and expenses payable	7,101
Dividends payable	610,542
Total liabilities	711,282

NET ASSETS HELD IN TRUST FOR POOL PARTICIPANTS	$ 355,390,565

Units of beneficial interest outstanding	355,390,565

Net asset value - offering and redemption price per share	$ 1.00

See accompanying notes to financial statements.

                         Iowa Public Agency Investment Trust - Diversified Portfolio

Statements of Operations
For the Years Ended June 30,

	2008	2007
INVESTMENT INCOME
Interest	$ 11,090,199	$ 12,944,292

EXPENSES
Investment advisory, administrative,
and program support fees	670,609	666,152
Custody fees	87,129	95,391
Distribution fees	217,823	214,115
Other fees and expenses	72,608	61,462
Total expenses	1,048,169	1,037,120

NET INVESTMENT INCOME	$ 10,042,030	$ 11,907,172

Statements of Changes in Net Assets
For the Years Ended June 30,

	2008	2007
ADDITIONS
From investment activities:
Net investment income	$ 10,042,030	$ 11,907,172
From unit transactions:
(at constant net asset value of $1 per unit)
Units sold	1,350,872,208	1,246,520,563
Units issued in reinvestment of dividends
from net investment income	10,036,009	11,054,958
Total additions	1,370,950,247	1,269,482,693

DEDUCTIONS
Dividends to unitholders from:
Net investment income	(10,042,030)	(11,907,172)

From unit transactions:
Units redeemed	(1,245,851,895)	(1,220,722,819)
Total deductions	(1,255,893,925)	(1,232,629,991)

Net increase in net assets	115,056,322	36,852,702

Net assets held in trust for pool participants at beginning of period	240,334,243	203,481,541

Net assets held in trust for pool participants at end of period	$ 355,390,565	$ 240,334,243

See accompanying notes to financial statements.

IPAIT                                                                                               Notes to Financial Statements

(1)	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

Iowa Public Agency Investment Trust (IPAIT) is a common law trust established under Iowa law pursuant to Chapter 28E and Sections 331.555 and 384.21, Iowa Code (1987), as amended, which authorizes Iowa public agencies to jointly invest monies pursuant to a joint investment agreement. IPAIT is registered under the Investment Company Act of 1940 as required by Iowa Statute and files reports with the Securities and Exchange Commission under Regulation S-X. IPAIT was established by the adoption of a Joint Powers Agreement and Declaration of Trust as of October 1, 1987, and commenced operations on November 13, 1987. The Joint Powers Agreement and Declaration of Trust was amended September 1, 1988, May 1, 1993, and again on September 1, 2005. As amended, IPAIT is authorized to operate and now operates investment programs, one of which is the Diversified Portfolio. The accompanying financial statements include activities of the Diversified Portfolio. The objective of the portfolio is to maintain a high degree of liquidity and safety of principal through investment in short-term securities as permitted for Iowa public agencies under Iowa law. Wells Fargo Bank, N.A. (Wells Fargo), serves as the Custodian, and WB Capital Management Inc. (WB Capital) serves as the Investment Adviser, Administrator, and Program Support Provider.

The preparation of financial statements, in conformity with U.S. generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of net investment income during the year. Actual results could differ from those estimates.

In reporting financial activity, IPAIT applies applicable Governmental Accounting Standards Board (GASB) pronouncements, as well as all Financial Accounting Standards Board and predecessor statements and interpretations not in conflict with GASB pronouncements.

IPAIT is exposed to various risks in connection with operation of the Diversified Portfolio and adheres to policies which attempt to mitigate market risk in the portfolio and maintains insurance coverage for fidelity and errors and omissions exposures. IPAIT has had no claims or settlements under its insurance coverage since its organization in 1987.

INVESTMENTS IN SECURITIES

The Diversified Portfolio consists of cash and short-term investments valued at amortized cost, which approximates fair value, pursuant to Rule 2a-7 under the Investment Company Act of 1940. This involves valuing a portfolio security at its original cost on the date of purchase, and thereafter amortizing any premium or discount on a straight-line basis to maturity. The amount of premium or discount amortized to income under the straight-line method does not differ materially from the amount which would be amortized to income under the interest method due to the short-term nature of investments held. Procedures are followed to maintain a constant net asset value of $1.00 per unit for the portfolio.

Security transactions are accounted for on the trade date. Interest income, including the accretion of discount and amortization of premium, is recorded daily on the accrual basis.

IPAIT is authorized by investment policy and statute to invest public funds in obligations of the U.S. government, its agencies and instrumentalities; certificates of deposit and other evidences of deposit at federally insured Iowa depository institutions approved and secured pursuant to Chapter 12B of the Code of Iowa; and repurchase agreements, provided that the underlying collateral consists of obligations of the U.S. government, its agencies and instrumentalities and that IPAIT’s custodian takes delivery of the collateral either directly or through an authorized custodian.

In connection with transactions in repurchase agreements, it is IPAIT’s policy that its custodian take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest at all times. If the seller defaults and the value of the collateral declines, realization of the collateral by IPAIT may be delayed or limited. At June 30, 2008, the securities purchased under overnight agreements to resell were collateralized by government agency securities with a value of $238,879,069.

Certificate of deposit amounts up to $100,000 are insured by the Federal Depository Insurance Company (FDIC). For public funds deposited in Iowa financial institutions in excess of the $100,000 FDIC insurance, the local financial institution must comply with Iowa Code Section 12c.22 to insure appropriate collateralization. As of June 30, 2008, public funds invested in certificates of deposit not covered by FDIC insurance were $11,800,000. Public funds not covered by FDIC or collateralization are covered by the state sinking fund in accordance with Chapter 12C of the Code of Iowa, which provides for additional assessments against depositories to ensure there will be no loss of public funds.

Under Governmental Accounting Standards as to custodial credit risk, IPAIT's investments in securities in the Diversified Portfolio held securities whose S&P credit ratings were 25.9 percent AAA, 3.6 percent not rated (representing all Certificates of Deposit from Iowa financial institutions), and 70.5 percent NA. Securities which carry an NA rating are government securities which are deemed to carry the equivalent of A1+/P1 ratings by the IPAIT Board of Trustees.

Management attempts to limit IPAIT’s exposure to interest rate risk and believes this is addressed by the fact that securities are limited under Rule 2a-7 as well as by investment policy and statute to investments of high quality with durations not to exceed 397 days. Hence it is not expected that any significant change in market interest rates would present long term risk to IPAIT.

UNIT ISSUES, REDEMPTIONS AND DISTRIBUTIONS

IPAIT determines the net asset value of the Diversified Portfolio daily. Units are issued and redeemed daily at the daily net asset value. Dividends from net investment income are declared daily and distributed monthly.

INCOME TAXES

IPAIT is exempt from both state and federal income taxes pursuant to Section 115 of the Internal Revenue Code.

FEES AND EXPENSES

Under separate agreements with IPAIT, WB Capital, and Wells Fargo are paid an annual fee for operating the investment program.

WB Capital receives 0.190 percent of the average daily net asset value up to $150 million, 0.160 percent from $150 to $250 million and 0.130 percent exceeding $250 million for investment adviser and administrative fees. In addition, WB Capital receives 0.060 percent of the average daily net asset value for program support fees. During the period of July 1, 2006 to January 1, 2007, WB Capital received 0.250 percent of the average daily net asset value up to $100 million, 0.215 percent from $100 to $250 million and 0.170 percent exceeding $250 million for investment adviser and administrative fees. WB Capital also received 0.080 percent of the average daily net asset value for program support fees. For the years ended June 30, 2008 and 2007, the Diversified Portfolio paid $670,609 and $666,152, respectively, to WB Capital for services provided.

Wells Fargo receives 0.030 percent of the average daily net asset value of the portfolio. During the period of July 1, 2006 to January 1, 2007, Wells Fargo received 0.050 percent of the average daily net asset value up to $150 million, 0.045 percent from $150 to $300 million, and 0.040 percent exceeding $300 million for custodial services. For the years ended June 30, 2008 and 2007, the Diversified Portfolio paid $87,129 and $95,391, respectively, to Wells Fargo for services provided.

Under a distribution plan the public agency associations collectively receive an annual fee of 0.075 percent of the average daily net asset value. During the period of July 1, 2006 to January 1, 2007, the public agency associations collectively received an annual fee of 0.100 percent of the daily net asset value of the portfolio. For the years ended June 30, 2008 and 2007, the Diversified Portfolio paid $119,577 and $111,849 to the Iowa League of Cities, $66,039 and $72,058 to the Iowa State Association of Counties, and $32,207 and $30,208 to the Iowa Association of Municipal Utilities, respectively.

IPAIT is responsible for other fees and expenses incurred directly by IPAIT. The other fees and expenses accrual is 0.025 percent of the average daily net asset value, and amounted to $72,608 and $61,462 for the years ended June 30, 2008 and 2007, respectively. All fees are computed daily and paid monthly.

(2)	SECURITIES TRANSACTIONS

Purchases of portfolio securities for the Diversified Portfolio aggregated $49,636,948,888 and $41,708,651,027 for the years ended June 30, 2008 and 2007, respectively. Proceeds from maturities of securities for the Diversified Portfolio aggregated $49,522,890,909 and $41,679,257,000 for the years ended June 30, 2008 and 2007, respectively.

IPAIT                                                                                                                Financial Highlights

____________________________________________________________________________

Iowa Public Agency Investment Trust - Diversified

Selected Data for Each Unit of Portfolio
Outstanding Through Each Year Ended
June 30	2008	2007	2006	2005	2004

Net Asset Value, Beginning of Period	$1.000	$1.000	$1.000	$1.000	$1.000

Net Investment Income	0.036	0.048	0.037	0.017	0.006

Dividends Distributed	(0.036)	(0.048)	(0.037)	(0.017)	(0.006)

Net Asset Value, End of Period	$1.000	$1.000	$1.000	$1.000	$1.000

Total Return*	3.66%	4.95%	3.76%	1.70%	0.60%

Ratio of Expenses to Average Net Assets**	0.36%	0.42%	0.49%	0.48%	0.48%

Ratio of Net Investment Income to Average Net Assets	3.46%	4.84%	3.70%	1.71%	0.59%

Net Assets, End of Period (000 Omitted)	$355,391	$240,334	$203,482	$229,668	$254,818

* Total return is calculated by taking the ending value of an initial $1,000 investment including monthly reinvested dividends, minus the initial investment, divided by the initial $1,000 investment.

** A portion of Other Fees and Expenses was reduced beginning September 1, 2004 through June 30, 2005.

See accompanying Report of Independent Registered Public Accounting Firm.

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Unitholders

Iowa Public Agency Investment Trust:

We have audited the accompanying statement of net assets, including the schedule of investments, of the Direct Government Obligation Portfolio of the Iowa Public Agency Investment Trust (the Trust) as of June 30, 2008, and the related statements of operations and changes in net assets for each of the years in the two-year period then ended, and financial highlights for each of the five years in the period then ended. These financial statements and the financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board and the standards applicable to financial audits contained in Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform our audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2008, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Direct Government Obligation Portfolio of the Iowa Public Agency Investment Trust as of June 30, 2008, and the results of its operations and its changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years then ended, in conformity with U.S. generally accepted accounting principles.

In accordance with Government Auditing Standards, we have also issued our report dated August 14, 2008 on our consideration of the Trust’s internal control over financial reporting and its compliance with certain provisions of laws, regulations, and other matters. The purpose of that report is to describe the scope of our testing of internal control over financial reporting and compliance and the results of that testing, and not to provide an opinion on the internal control over financial reporting or on compliance. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audits.

Our audit was performed for the purpose of forming an opinion on the Trust’s financial statements. The introductory section, other supplementary information, investment section and statistical section are presented for the purpose of additional analysis and are not a required part of the financial statements. Such information has not been subjected to the auditing procedures applied by us in the audits of the financial statements and, accordingly, we express no opinion on them.

The management’s discussion and analysis on pages 28 to 30 is not a required part of the financial statements but is supplementary information required by U.S. generally accepted accounting principles. We have applied certain limited procedures, which consisted principally of inquiries of management regarding the methods of measurement and presentation of the management discussion and analysis information. However, we did not audit the information and express no opinion on it.

/s/ KPMG LLP

Des Moines, Iowa

August 14, 2008

IPAIT                                                                              Management's Discussion and Analysis

_________________________________________________________________________

This section of the IPAIT DGO Portfolio’s annual Financial Report presents management’s discussion and analysis of the financial position and results of operations for the fiscal years ended June 30, 2008 (FY 08) and 2007 (FY 07). This information is being presented to provide additional information regarding the activities of IPAIT, pursuant to the requirements of Governmental Accounting Standards Board Statement No. 34, Basic Financial Statements – and Management’s Discussion and Analysis – for State and Local Governments, Statement No. 37, Basic Financial Statements – and Management’s Discussion and Analysis – for State and Local Governments: Omnibus, and Statement No. 38, Certain Financial Statement Note Disclosures (Statements Nos. 34, 37, and 38). This discussion and analysis should be read in conjunction with the Report of Independent Registered Public Accounting Firm, KPMG LLP, the Financial Statements, and the accompanying notes.

OVERVIEW OF THE FINANCIAL STATEMENTS

The Management’s Discussion and Analysis provides an introduction to and overview of the basic financial statements of IPAIT’s DGO Portfolio. The following components comprise the financial statements: 1) Schedule of Investments, 2) Statement of Net Assets, 3) Statements of Operations, 4) Statements of Changes in Net Assets, and 5) Notes to Financial Statements.

•	The Schedule of Investments lists each security held by the portfolio as of the date of current fiscal year end.

•	The Statement of Net Assets shows the financial position (assets and liabilities) of the portfolio as of the date of the current fiscal year end.

•	The Statements of Operations display the results of operations (income and expenses) of the portfolio for the two most recent fiscal years.

•

The Statements of Changes in Net Assets display the results of additions (net investment income, unit sales, and reinvestments) and deductions (dividends and unit redemptions) of the portfolio for the two most recent fiscal years.

•

The Notes to Financial Statements describe significant accounting policies and disclose summary security transaction amounts of the portfolio and other information required by U.S. generally accepted accounting principles.

CONDENSED FINANCIAL INFORMATION AND FINANCIAL ANALYSIS

Year-over-year changes in most financial statement amounts reported in IPAIT’s DGO Portfolio are most significantly impacted by the level of average net assets (which fluctuates based on the overall levels of participant/unitholder invested balances). Additionally, changes in the short-term interest rate environment (which follows the general trend established by monetary policy set by the Federal Reserve) contribute to year-over-year variances in the amount of investment income earned by the portfolio. Over the twelve months ended June 30, 2008, the Federal Reserve’s Federal Open Market Committee lowered the Fed Funds target rate seven times from 5.25 percent to 2.00 percent. In the preceeding twelve months, the Fed Funds target rate of 5.25 percent did not change.

Condensed financial information and variance explanations for FY 08 as compared to FY 07 follows.

		Percent
Net Assets	June 30, 2008	Change	June 30, 2007
Total Investments	$ 23,456,070	55%	$ 15,104,438
Excess of other assets over total liabilities	34,248	4%	32,932
Net assets held in trust for pool participants	23,490,318	55%	15,137,370

Average Net Assets	$20,414,478	-4%	$21,162,647

Total investments and net assets increased 55 percent and 55 percent, respectively, comparing June 30, 2008 and June 30, 2007 amounts. The DGO portfolio experienced a net increase of assets at the end of FY 08 due to one of the two Fund participants transferring assets from other IPAIT portfolio options into the DGO portfolio. During FY 08, average net assets decreased 4 percent to $20,414,478 from average net assets of $21,162,647 during FY 07.

		Percent
Change in Net Asset for the years ended	June 30, 2008	Change	June 30, 2007
Investment Income	$ 714,752	-34%	$ 1,087,816
Total Expenses	(77,575)	-17%	(93,621)
Dividends to unitholders from net investment income	(637,177)	-36%	(994,195)
Net increase (decrease) in assets derived
from unit transactions	8,352,948	561%	(1,811,785)

Net assets at beginning of year	15,137,370	-11%	16,949,155

Net assets at end of year	$ 23,490,318	55%	$ 15,137,370

Investment income and dividends to unitholders from net investment income decreased 34 percent and 36 percent respectively, during FY 08 compared to FY 07 due to the lower interest rate environment. During the 12-month period in FY 08, the Fed Funds target rate dropped from 5.25 percent to 2.00 percent. Total expenses are derived based on net assets held by the Fund. These expenses decreased 17 percent during FY 08 compared to FY 07 for two reasons, (1) lower average net assets for FY 08, and (2) due to the service provider fee decrease effective January 2, 2007, the fees charged to the Fund were lower for the entire 12 months of the fiscal year rather than just six months of the previous year. During FY 08 compared to FY 07, units sold and redeemed increased 51 percent and 13 percent, respectively, due to one of the two Fund participants transferring assets from other IPAIT portfolio options into the DGO Portfolio.

Condensed financial information and variance explanations for FY 07 as compared to FY 06 follows.

		Percent
Net Assets	June 30, 2007	Change	June 30, 2006
Total Investments	$ 15,104,438	-14%	$ 17,646,380
Excess (deficiency) of other assets over (under) total liabilities	32,932	105%	(697,225)
Net assets held in trust for pool participants	15,137,370	-11%	16,949,155

Average Net Assets	$21,162,647	34%	$15,834,629

Total investments and net assets decreased 14 percent and 11 percent, respectively, comparing June 30, 2007 and June 30, 2006 amounts. During FY 07, average net assets increased 34 percent to $21,162,647 from average net assets of $15,834,629 during FY 06. The significant decrease in excess of total liabilities over other assets was due to a liability for securities purchased on June 30, 2006 and settled on July 3, 2006 in the amount of $701,296. The DGO portfolio experienced a net redemption of assets in FY 07 due to the transfer of assets to the Diversified portfolio.

		Percent
Change in Net Asset for the years ended	June 30, 2007	Change	June 30, 2006
Investment Income	$ 1,087,816	68%	$ 647,800
Total Expenses	(93,621)	16%	(80,459)
Dividends to unitholders from net investment income	(994,195)	75%	(567,341)
Net increase (decrease) in assets derived
from unit transactions	(1,811,785)	-184%	2,153,472

Net assets at beginning of year	16,949,155	15%	14,795,683

Net assets at end of year	$ 15,137,370	-11%	$ 16,949,155

Investment income increased 68 percent during FY 07 compared to FY 06 due to the higher interest rate environment for the entire 12-month period and higher average net assets. Dividends to unitholders from net investment income increased 75 percent during FY 07 compared to FY 06. Total expenses are derived based on net assets held by the Fund. These expenses increased 16 percent during FY 07 compared to FY 06 due to higher average net assets for FY 07. Fees were reduced effective January 2, 2007. During FY 07 compared to FY 06, units sold and redeemed decreased 24 percent and 12 percent, respectively.

CONTACTING THE PORTFOLIO’S FINANCIAL MANAGEMENT

This financial report is designed to provide IPAIT participants and prospective investors with a general overview of the Fund’s finances and to demonstrate the Fund’s accountability for the resources it receives and manages. If you have questions about the report or need additional financial information, contact IPAIT at 800-872-4024 or visit the website at IPAIT.org.

IPAIT                                                                                       Financial Statements

_______________________________________________________________________

                      Iowa Public Agency Investment Trust - Direct Government Obligation Portfolio

                                                Schedule of Investments - June 30. 2008

                                                                    (Showing Percentage of Total Investments)

Par		Time of
Value	Description	Purchase	Due Date	Amortized Cost
DISCOUNTED GOVERNMENT SECURITIES -- 1.69%
$ 400,000	United States Treasury Bill	2.15%	12/11/08	$ 396,195
	TOTAL (cost -- $396,195)

COUPON SECURITIES -- 29.30%
$ 500,000	United States Treasury Note, 5.00%	4.06%	07/31/08	$ 500,372
1,000,000	United States Treasury Note, 4.88%	4.14%	08/31/08	1,001,176
200,000	United States Treasury Note, 4.63%	3.30%	09/30/08	200,643
300,000	United States Treasury Note, 4.88%	2.12%	10/31/08	302,706
200,000	United States Treasury Note, 4.38%	3.49%	11/15/08	200,641
500,000	United States Treasury Note, 4.38%	3.22%	11/15/08	502,107
500,000	United States Treasury Note, 3.38%	3.08%	12/15/08	500,660
500,000	United States Treasury Note, 4.88%	2.89%	01/31/09	505,686
400,000	United States Treasury Note, 4.50%	1.79%	02/15/09	406,682
300,000	United States Treasury Note, 4.50%	1.90%	02/15/09	304,817
300,000	United States Treasury Note, 2.63%	1.97%	03/15/09	301,363
300,000	United States Treasury Note, 4.50%	1.77%	03/31/09	306,049
300,000	United States Treasury Note, 4.50%	2.02%	03/31/09	305,496
300,000	United States Treasury Note, 4.50%	1.90%	04/30/09	306,375
600,000	United States Treasury Note, 4.50%	2.07%	04/30/09	611,940
300,000	United States Treasury Note, 4.88%	2.14%	05/31/09	307,787
300,000	United States Treasury Note, 4.88%	1.99%	05/31/09	307,375
	TOTAL (cost -- $6,871,875)			$ 6,871,875

REPURCHASE AGREEMENTS (collateralized by U.S. Govt. Securities) -- 69.01%
$ 7,188,000	Banc of America Securities LLC	1.46%	07/01/08	$ 7,188,000
9,000,000	Barclays Capital, Inc.	1.70%	07/01/08	9,000,000
	TOTAL (cost -- $16,188,000)			$ 16,188,000

TOTAL INVESTMENTS -- 100% (cost -- $23,456,070)				$ 23,456,070

See accompanying notes to financial statements.

                          Iowa Public Agency Investment Trust - Direct Government Obligation Portfolio

                                                Statement of Net Assets - June 30. 2008

ASSETS

Investments in securities at amortized cost:
Discounted Government Securities	$ 396,195
Coupon Securities	6,871,875
Repurchase Agreements	16,188,000

Cash	634
Interest receivable	77,321
Total assets	23,534,025

LIABILITIES

Investment advisory, administrative,
and program support fees payable	4,776
Custody fees payable	573
Distribution fees payable	1,432
Other fees and expenses payable	477
Dividends payable	36,449
Total liabilities	43,707

NET ASSETS HELD IN TRUST FOR POOL PARTICIPANTS	$ 23,490,318

Units of beneficial interest outstanding	23,490,318

Net asset value - offering and redemption price per share	$ 1.00

See accompanying notes to financial statements.

                          Iowa Public Agency Investment Trust - Direct Government Obligation Portfolio

Statements of Operations
For the Years Ended June 30,

	2008	2007
INVESTMENT INCOME
Interest	$ 714,752	$ 1,087,816

EXPENSES
Investment advisory, administrative,
and program support fees	51,036	61,357
Custody fees	6,124	8,461
Distribution fees	15,311	18,513
Other fees and expenses	5,104	5,290
Total expenses	77,575	93,621

NET INVESTMENT INCOME	$ 637,177	$ 994,195

Statements of Changes in Net Assets
For the Years Ended June 30,

	2008	2007
ADDITIONS
From investment activities:
Net investment income	$ 637,177	$ 994,195
From unit transactions:
(at constant net asset value of $1 per unit)
Units sold	42,689,031	28,226,682
Units issued in reinvestment of dividends
from net investment income	661,828	994,655
Total additions	43,988,036	30,215,532

DEDUCTIONS
Dividends to unitholders from:
Net investment income	(637,177)	(994,195)

From unit transactions:
Units redeemed	(34,997,911)	(31,033,122)
Total deductions	(35,635,088)	(32,027,317)

Net increase/(decrease) in net assets	8,352,948	(1,811,785)

Net assets held in trust for pool participants at beginning of period	15,137,370	16,949,155

Net assets held in trust for pool participants at end of period	$ 23,490,318	$ 15,137,370

See accompanying notes to financial statements.

IPAIT                                                                                              Notes to Financial Statements

___________________________________________________________________________

(1)	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

Iowa Public Agency Investment Trust (IPAIT) is a common law trust established under Iowa law pursuant to Chapter 28E and Sections 331.555 and 384.21, Iowa Code (1987), as amended, which authorizes Iowa public agencies to jointly invest monies pursuant to a joint investment agreement. IPAIT is registered under the Investment Company Act of 1940 as required by Iowa Statute and files reports with the Securities and Exchange Commission under Regulation S-X. IPAIT was established by the adoption of a Joint Powers Agreement and Declaration of Trust as of October 1, 1987, and commenced operations on November 13, 1987. The Joint Powers Agreement and Declaration of Trust was amended September 1, 1988, May 1, 1993, and again on September 1, 2005. As amended, IPAIT is authorized to operate and now operates investment programs, one of which is the Direct Government Obligation Portfolio. The accompanying financial statements include activities of the Direct Government Obligation Portfolio. The objective of the portfolio is to maintain a high degree of liquidity and safety of principal through investment in short-term securities as permitted for Iowa public agencies under Iowa law. Wells Fargo Bank, N.A. (Wells Fargo), serves as the Custodian, and WB Capital Management Inc. (WB Capital) serves as the Investment Adviser, Administrator, and Program Support Provider.

The preparation of financial statements, in conformity with U.S. generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of net investment income during the year. Actual results could differ from those estimates.

In reporting financial activity, IPAIT applies applicable Governmental Accounting Standards Board (GASB) pronouncements, as well as all Financial Accounting Standards Board and predecessor statements and interpretations not in conflict with GASB pronouncements.

IPAIT is exposed to various risks in connection with operation of the Direct Government Obligation Portfolio and adheres to policies which attempt to mitigate market risk in the portfolio and maintains insurance coverage for fidelity and errors and omissions exposures. IPAIT has had no claims or settlements under its insurance coverage since its organization in 1987.

INVESTMENTS IN SECURITIES

The Direct Government Obligation Portfolio consists of cash and short-term investments valued at amortized cost, which approximates fair value, pursuant to Rule 2a-7 under the Investment Company Act of 1940. This involves valuing a portfolio security at its original cost on the date of purchase, and thereafter amortizing any premium or discount on a straight-line basis to maturity. The amount of premium or discount amortized to income under the straight-line method does not differ materially from the amount which would be amortized to income under the interest method due to the short-term nature of investments held. Procedures are followed to maintain a constant net asset value of $1.00 per unit for the portfolio.

Security transactions are accounted for on the trade date. Interest income, including the accretion of discount and amortization of premium, is recorded daily on the accrual basis.

IPAIT is authorized by investment policy and statute to invest public funds in obligations of the U.S. government, its agencies and instrumentalities; and repurchase agreements, provided that the underlying collateral consists of obligations of the U.S. government, its agencies and instrumentalities and that IPAIT’s custodian takes delivery of the collateral either directly or through an authorized custodian.

In connection with transactions in repurchase agreements, it is IPAIT’s policy that its custodian take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest at all times. If the seller defaults and the value of the collateral declines, realization of the collateral by IPAIT may be delayed or limited. At June 30, 2008, the securities purchased under overnight agreements to resell were collateralized by government agency securities with a value of $16,728,021.

Under Governmental Accounting Standards as to custodial credit risk, IPAIT's investments in securities in the Direct Government Obligation Portfolio held securities whose S&P credit ratings were 29.3 percent AAA and 70.7 percent NA. Securities which carry an NA rating are government securities which are deemed to carry the equivalent of A1+/P1 ratings by the IPAIT Board of Trustees.

Management attempts to limit IPAIT’s exposure to interest rate risk and believes this is addressed by the fact that securities are limited under Rule 2a-7 as well as by investment policy and statute to investments of high quality with durations not to exceed 397 days. Hence it is not expected that any significant change in market interest rates would present long term risk to IPAIT.

UNIT ISSUES, REDEMPTIONS AND DISTRIBUTIONS

IPAIT determines the net asset value of the DGO Portfolio daily. Units are issued and redeemed daily at the daily net asset value. Dividends from net investment income are declared daily and distributed monthly.

INCOME TAXES

IPAIT is exempt from both state and federal income taxes pursuant to Section 115 of the Internal Revenue Code.

FEES AND EXPENSES

Under separate agreements with IPAIT, WB Capital, and Wells Fargo are paid an annual fee for operating the investment programs.

WB Capital receives 0.190 percent of the average daily net asset value up to $150 million, 0.160 percent from $150 to $250 million and 0.130 percent exceeding $250 million for investment adviser and administrative fees. In addition, WB Capital receives 0.060 percent of the average daily net asset value for program support fees. During the period of July 1, 2006 to January 1, 2007, WB Capital received 0.250 percent of the average daily net asset value up to $100 million, 0.215 percent from $100 to $250 million and 0.170 percent exceeding $250 million for investment adviser and administrative fees. WB Capital also received 0.080 percent of the average daily net asset value for program support fees. For the years ended June 30, 2008 and 2007, the DGO Portfolio paid $51,036 and $61,357, respectively, to WB Capital for services provided.

Wells Fargo receives 0.030 percent of the average daily net asset value of the portfolio. During the period of July 1, 2006 to January 1, 2007, Wells Fargo received 0.050 percent of the average daily net asset value up to $150 million, 0.045 percent from $150 to $300 million, and 0.040 percent exceeding $300 million for custodial services. For the years ended June 30, 2008 and 2007, the DGO Portfolio paid $6,124 and $8,461, respectively, to Wells Fargo for services provided.

Under a distribution plan the public agency associations collectively receive an annual fee of 0.075 percent of the average daily net asset value. During the period of July 1, 2006 to January 1, 2007, the public agency associations collectively received an annual fee of 0.100 percent of the daily net asset value of the portfolio. For the years ended June 30, 2008 and 2007, the DGO Portfolio paid $15,311 and $18,513 to the Iowa League of Cities, respectively.

IPAIT is responsible for other fees and expenses incurred directly by IPAIT. The other fees and expenses accrual is 0.025 percent of the average daily net asset value, and amounted to $5,104 and $5,290 for the years ended June 30, 2008 and 2007, respectively. All fees are computed daily and paid monthly.

(2)	SECURITIES TRANSACTIONS

Purchases of portfolio securities for the DGO Portfolio aggregated $3,681,449,954 and $3,565,434,386 for the years ended June 30, 2008 and 2007, respectively. Proceeds from maturities of securities for the DGO Portfolio aggregated $3,672,377,000 and $3,568,074,000 for the years ended June 30, 2008 and 2007, respectively.

(3)	PARTICIPANT CONCENTRATION

As of June 30, 2008, two participants hold all outstanding units of the DGO Portfolio. The withdrawal of one or both of these participants could have a material impact on the amounts reported and on the continued activity of the fund. Management is not aware of any such plans.

IPAIT                                                                                                                      Financial Highlights

______________________________________________________________________________

Iowa Public Agency Investment Trust - Direct Government Obligation Portfolio

Selected Data for Each Unit of Portfolio
Outstanding Through Each Year Ended
June 30	2008	2007	2006	2005	2004

Net Asset Value, Beginning of Period	$1.000	$1.000	$1.000	$1.000	$1.000

Net Investment Income	0.032	0.047	0.035	0.015	0.005

Dividends Distributed	(0.032)	(0.047)	(0.035)	(0.015)	(0.005)

Net Asset Value, End of Period	$1.000	$1.000	$1.000	$1.000	$1.000

Total Return*	3.24%	4.79%	3.58%	1.54%	0.53%

Ratio of Expenses to Average Net Assets**	0.38%	0.44%	0.51%	0.50%	0.51%

Ratio of Net Investment Income to Average Net Assets	3.12%	4.70%	3.58%	1.39%	0.53%

Net Assets, End of Period (000 Omitted)	$23,490	$15,137	$16,949	$14,796	$37,532

* Total return is calculated by taking the ending value of an initial $1,000 investment including monthly reinvested dividends, minus the initial investment, divided by the initial $1,000 investment.

** A portion of Other Fees and Expenses was reduced beginning September 1, 2004 through June 30, 2005.

See accompanying Report of Independent Registered Public Accounting Firm.

                                      Financial Section

                                              IPAIT

                                                                              37

IPAIT                                                                                                                                        FUND FACTS SUMMARY

_____________________________________________________________________________________

Diversified Fund Facts

as of June 30, 2008

Investment Strategy/Goals: To provide a safe, liquid, effective investment alternative for the operating funds, reserve funds, and bond proceeds for Iowa’s municipalities, counties, municipal utilities and other eligible public agencies by jointly investing participant funds in a professionally managed portfolio of short-term, high-quality, legally authorized, marketable securities.

Date of Inception: November 13, 1987

Total Net Assets: $355 million

Benchmarks: iMoneyNet U.S. Government & Agencies Money Fund ReportTM, Iowa Code Chapter 74A 32-89 day Public Fund Rates, and Iowa Code Chapter 74A 90-179 day Public Fund Rates.

Performance Objective: To provide the highest level of current income from investment in a portfolio of U.S. government and agency securities, certificates of deposit in Iowa financial institutions, and other authorized securities collateralized by U.S. government and agency securities as is consistent with, in order of priority, preservation of principal and provision of necessary liquidity.

Investment Adviser:

WB Capital Management Inc.

Management Fees:

Sliding scale from nine basis points (0.09%) to five and one-half basis points (0.055%)

Total Expense Ratio:

Sliding scale from thirty-eight basis points (0.38%) to thirty-two basis points (0.32%)

DGO Fund Facts

as of June 30, 2008

Investment Strategy/Goals: To provide a safe, liquid, effective investment alternative for the operating funds, reserve funds, and bond proceeds for Iowa’s municipalities, counties, municipal utilities and other eligible public agencies that are limited to investments in only direct obligations of the U.S. government by jointly investing participant funds into a professionally managed portfolio of short-term, high-quality, legally authorized, marketable securities.

Date of Inception: September 1, 1988

Total Net Assets: $23 million

Benchmarks: iMoneyNet U.S. Treasury & Repo Money Fund ReportTM, Iowa Code Chapter 74A 32-89 day Public Fund Rates, and Iowa Code Chapter 74A 90-179 day Public Fund Rates.

Performance Objective: To provide the highest level of income from investment in a portfolio of U.S. government securities as is consistent with, in order of priority, preservation of principal and provision of necessary liquidity.

Investment Adviser: WB Capital Management Inc.

Management Fees:

Sliding scale from nine basis points (0.09%) to five and one-half basis points (0.055%)

Total Expense Ratio:

Sliding scale from thirty-eight basis points (0.38%) to thirty-two basis points (0.32%)

 IPAIT                                                                                    Diversified Fund and Direct Government Obligation Fund

______________________________________________________________________________________

INTRODUCTION

The Diversified Fund and the DGO Fund are each short-term investment pools of high-quality money market instruments. Each pool has been registered since May of 1993 with the Securities and Exchange Commission (SEC) under the Investment Company Act of 1940. Each is operated in accordance with 17 C.F.R. Section 270.2a-7 (Rule 2a-7). Each pool complied voluntarily with all Rule 2a-7 money market fund operating guidelines from inception.

The Diversified Fund is made up of a professionally managed portfolio of U.S. government and federal agency securities, certificates of deposit issued by Iowa financial institutions, and perfected repurchase agreements, the latter collateralized by U.S. government and federal agency securities. The Diversified Fund is typically used for the investment of all public funds subject to the Iowa public funds statutory provisions invested by a participant unless other participant-specific investment restrictions exist.

Ownership Analysis as of June 30, 2008

IPAIT Diversified Fund and DGO Fund

The DGO Fund is identical in every respect to the Diversified Fund except that it is invested exclusively in direct U.S. government obligations and repurchase agreements collateralized by direct U.S. government obligations. The DGO Fund is typically used to invest those public funds of a participant that are subject to more stringent investment restrictions than those provided by Iowa public fund statutes, for example bond proceeds whose investment alternatives may be limited to the types of securities found in the DGO Fund.

The investment objective of both the Diversified Fund and the DGO Fund is to provide as high a level of current income as is consistent with preservation of invested principal and provision of adequate liquidity to meet participants’ daily cash flow needs. As a general policy, all purchased securities will be held until they mature. However, in an effort to increase yields, IPAIT may sell securities and realize capital gains when there are perceived disparities between maturities for various categories of authorized investments. During FY 08, there were no such security sales. Summaries of all security trades for each Fund are provided quarterly to the IPAIT Board of Trustees for review.

Historical Portfolio Cash Flow (expressed in millions)

 IPAIT Diversified Fund

IPAIT DGO Fund

Both portfolios have been managed by WB Capital Management Inc., IPAIT’s Des Moines, Iowa-based investment adviser, since inception. Aggregate cash flows for each Fund are monitored daily and compared to respective Fund cash flow patterns of previous periods. Fund cash flow patterns throughout the fiscal period, as compared to previous years, have traditionally been repetitive. Twenty years of operating history create a very helpful tool to gauge necessary pool liquidity needs.  The Diversified Fund actively monitors rates offered by Iowa financial institutions for public fund certificates of deposit. Institutions experiencing strong loan demand typically offer rates that are at or above those available for marketable securities, presenting a helpful portfolio investment alternative. To assure adequate liquidity for anticipated and unanticipated participant withdrawals, IPAIT continually monitors the weighted average maturity (WAM) of both the Diversified Fund and the DGO Fund. Each Fund’s WAM is similarly compared to the iMoneyNet Money Fund Report( average for registered money market funds. Presented next is the WAM for each Fund as compared to the iMoneyNet Money Fund report( average for all similar registered money market funds for the fiscal period.

Weighted Average Maturity (WAM) Comparison July 2007 - June 2008

IPAIT Diversified Fund vs. iMoneyNet Money Fund Report -

US Government & Agency

IPAIT DGO Fund vs. iMoneyNet Money Fund Report

- US Treasury & Repo

Each Fund accrues interest income daily and pays accrued income monthly to participant accounts. Interest is paid on the first business day of the month following accrual. Daily income amounts and investment returns are calculated by the amortized cost method. Under this method, a security is initially valued at cost on the date of purchase and, thereafter, any premium or discount is amortized on a straight-line basis to maturity.

The IPAIT Adviser values each Fund’s portfolio weekly at current market value, based upon actual market quotations. Each Fund’s current market valuation is compared to that Fund’s current amortized cost basis. In accordance with the established operating parameters of Rule 2a-7 and IPAIT’s internal controls and procedures, any deviation in net asset value based upon available market quotations from each Fund’s $1.00 amortized cost per unit is carefully monitored. Deviations may never exceed 0.5 percent. Illustrated next are the amortized cost versus market value per unit comparisons for the past three fiscal years for each Fund.

Amortized Cost vs. Market Value Per Share July 1, 2005 - June 30, 2008

IPAIT Diversified Fund

IPAIT DGO Fund

The Diversified Fund’s investment performance is regularly compared to three established benchmarks, the iMoneyNet Money Fund Report( average rate for all registered Rule 2a-7 money market funds investing in U.S. government and federal agency securities and the Iowa Code Chapter 74A rate for 32-89, and 90-179 day certificates of deposit issued by Iowa financial institutions for public funds in the state.

The DGO Fund is similarly compared to the iMoneyNet Money Fund Report( average rate for all Rule 2a-7 money market funds that invest in only direct obligations of the U.S. government as well as the Iowa Code Chapter 74A rates for 32-89 and 90-179 day certificates of deposit.

The Iowa Code Chapter 74A rates are distributed monthly by the state Treasurer’s office for various investment periods and are intended to be the minimum rates at which Iowa financial institutions can accept public funds for timed deposits. While a public body must commit funds for minimum periods of time to access Chapter 74A rates, IPAIT’s Diversified Fund and the DGO Fund may offer rates at or above the Chapter 74A benchmarks with complete daily liquidity.

IPAIT Diversified Fund vs. Iowa Chapter 74A (90-179 & 32-89

Day) & iMoneyNet Money Fund Report (

US Government & Agency July 2007 - June 2008

IPAIT DGO Fund vs. Iowa Chapter 74A (90-179 & 32-89 Day)

& iMoneyNet Money Fund Report ( US Treasury & Repo

July 2007 - June 2008

RISK PROFILE

Both the Diversified Fund and the DGO Fund are low in risk profile. Both Funds limit portfolio investments to:

1. No single portfolio investment may exceed the 397 days to maturity as outlined in Rule 2a-7.

2. The weighted average maturity of the portfolio may never exceed 90 days.

In addition to the above investment maturity restrictions common to both Funds, the Diversified Fund limits itself to U.S. government and federal agency securities, perfected repurchase agreements collateralized by U.S. government and federal agency securities, and Iowa financial institution certificates of deposit. The DGO Fund further limits itself to only direct obligations of the U.S. government and perfected repurchase agreements collateralized by direct obligations of the U.S. government. This combination of those average maturities and extremely high-quality credit instruments provides eligible Iowa public fund investors with a safe, effective investment alternative.

Maturity Analysis as of June 30, 2008

IPAIT Diversified Fund and DGO Fund

As noted previously, both the Diversified Fund and the DGO Fund carefully limit themselves to high credit-quality securities. In addition, IPAIT monitors a broad array of economic indicators as well as activities of the Federal Reserve Board to be able to position each Fund’s WAM to take advantage of projected interest rate environments.

Distribution by Security Type as of June 30, 2008

IPAIT Diversified Fund

IPAIT DGO Fund

It is important to note that portfolio liquidity needs for the IPAIT must control evaluation of alternative portfolio management opportunities at all times. For example, if historical cash flow analysis indicates that participants will need to withdraw funds, material extension of either Fund’s portfolio is not a viable alternative.

Participation membership by affiliation concentration for both the Diversified and DGO Portfolios are illustrated in the following graphs.

Participant Membership

IPAIT Diversified Fund and DGO Fund

PERFORMANCE SUMMARY

For the one-year period ended June 30, 2008 the Diversified Fund and DGO Fund reported a ratio of net investment income to average net assets of 3.46 percent and 3.12 percent, respectively, net of all operating expenses. These figures exceeded the iMoneyNet Money Fund Report( averages for each Fund, which returned 3.24 percent and 2.73 percent respectively for the fiscal period.

Although both the Diversified Fund and the DGO Fund are liquidity pools, their performance over time has consistently exceeded the iMoneyNet Money Fund Report( as illustrated below.

Annual Total Returns

IPAIT Diversified Fund vs. iMoneyNet Fund Report™

US Government & Agency

IPAIT DGO Fund vs. iMoneyNet Fund Report™ US Treasury & Repo

Also illustrated below are the historical returns for both the Diversified Fund and the DGO Fund for the most recent one, three, and five year periods.

Annualized Total Returns

IPAIT Diversified Fund vs. iMoneyNet Money Fund Report™

US Government & Agency

IPAIT DGO Fund vs. iMoneyNet Money Fund Report™ US Treasury & Repo

FUND EXPENSES

It is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, including management fees, distribution and service fees, and other fund expenses. Expenses, which are deducted from a fund’s investment income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2008 to June 30, 2008. The table illustrates your fund’s costs in two ways:

 1. Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

2. Based on hypothetical 5 percent return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a return of 5 percent before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5 percent return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Your fund does not carry a “sales load” or transaction fee. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios for the past five years, in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate fund Information Statement.

	Beginning	Ending	Expenses Paid	Annualized
	Account Value	Account Value	During Period*	Expense
Example	1/1/2008	6/30/2008	1/1/08 to 6/30/08	Ratio*
Based on Actual Fund Return
IPAIT Diversified Fund	$ 1,000.00	$ 1,013.34	$ 1.80	0.36%
IPAIT DGO Fund	$ 1,000.00	$ 1,010.94	$ 1.90	0.38%
Based on Hypothetical 5 Percent Return
IPAIT Diversified Fund	$ 1,000.00	$ 1,023.07	$ 1.81	0.36%
IPAIT DGO Fund	$ 1,000.00	$ 1,022.97	$ 1.91	0.38%

*Expenses are equal to the fund's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

FEES AND EXPENSES

All fees are calculated by basis points per net assets.

Entity	Fee Type	Fee
WB Capital Management Inc. [2]	Adviser	0.090% up to $150MM;
		0.070% on $150 - $250MM;
		0.055% on assets exceeding $250MM
WB Capital Management Inc. [2]	Administrator	0.100% up to $150MM;
		0.090% on $150 - $250MM;
		0.075% on assets exceeding $250MM
WB Capital Management Inc. [2]	Program Support	0.060%
Sponsoring Associations [1,2]	Sponsoring Associations	0.075%
Wells Fargo [2]	Custody	0.030%
Administration Fund	Other fees & expenses	0.025%

[1] Includes Iowa League of Cities, Iowa State Association of Counties, Iowa Association of Municipal Utilities

[2] Prior to the contract amendments effective January 2, 2007 and during the period July 1, 2006 to January 1, 2007, WB Capital received received 0.250 percent of the average daily net asset value up to $100 million, 0.215 percent from $100 to $250 million and 0.170 percent exceeding $250 million for investment adviser and administrative fees. WB Capital also received 0.080 percent of the average daily net asset value for program support fees. During the same period, Wells Fargo received 0.050 percent of the average daily net asset value up to $150 million, 0.045 percent from $150 to $300 million, and 0.040 percent exceeding $300 million for custodial services and under a distribution plan the public agency associations collectively received an annual fee of 0.100 percent of the daily net asset value of the portfolio.

This fiscal year's actual expense for the IPAIT Diversified Fund and DGO Fund were 0.36 percent and 0.38 percent of average net assets, respectively based on a sliding fee scale.

Actual:
For the fiscal year ended June 30, 2008, the following actual expenses were incurred by the Funds:

	Diversified	DGO
Adviser	$ 226,632	$ 18,373
Administrator	269,719	20,414
Program Support	174,258	12,249
Distribution	217,823	15,311
Custody	87,129	6,124
Other fees and expenses	72,608	5,104
Total	$1,048,169	$ 77,575

STATEMENT OF ADDITIONAL INFORMATION

The SAI has additional information about the Funds and is available without charge, upon request, by calling 800-872-4024.

SCHEDULE OF PORTFOLIO HOLDINGS

A complete schedule of portfolio holdings is filed with the SEC for the first and third quarters on Form N-Q. The portfolio holding for the second and fourth quarter are available in the semi-annual and annual reports. It is available at www.sec.gov, or by phone at 800-SEC-0330, or by mail at Public Reference Section / SEC / Washington / DC / 20549 (duplicating fee required) or upon request from IPAIT at 800-872-4024 or at IPAIT.org.

PROXY VOTING

The SEC requires an annual report of the proxy voting record of the Trust. Because the investments allowable under Iowa law restrict the investment for IPAIT to securities to which proxy voting does not apply, IPAIT does not have a proxy voting policy and will report no proxy votes on the Form N-PX. The law requires the filing of the Form N-PX, and this disclosure, even though the Form N-PX will contain no votes. Form N-PX is available at www.sec.gov, or by phone at 800-SEC-0330, or by mail at Public Reference Section SEC / Washington / DC / 20549 (duplicating fee required) or upon request from IPAIT at 800-872-4024.

PARTICIPANT MEETING RESULTS

On August 21, 2007, a participant meeting was held at the Wakonda Club in Des Moines, Iowa.

All proposals were approved by the participants of both funds.

Proposal 1 - The Election of Board of Trustees

Proposal 2 - Ratification of the Selection of auditors

IPAIT Diversified	Total Units 242,513,295

Proposal 1 Response	Proposal 2 Response
56% Total Units	57% Total Units
For votes	135,390,862	137,389,828

Against votes                                                    310,019                                                        310,019

Abstain votes                                                 2,232,620                                                        233,653

Not signed by Authorized User	6,776,399	6,776,399

IPAIT DGO	Total Units 13,476,799

Proposal 1 Response	Proposal 2 Response
100% Units	100% Units
For votes	13,460,073	13,460,073

Against votes                                                             ---                                                               ---

Abstain votes                                                             ---                                                               ---

Not signed by Authorized User	---	---

IPAIT                                                                                               Investment Commentary

_____________________________________________________________________________________

The U.S. economic and financial environments remain troubled. Volatility in the financial markets, which had moderated early in the second quarter, has been increasing of late as uncertainty surrounding the credit system has reignited. The market struggles with $140 oil and the Fed has embarked on a steady rate policy as inflation has drifted higher.

It was just five years ago that many economists worried that we were in a secular trend of deflation. Today the primary issue on the minds of investors and central bankers is quite the opposite -- inflation. The current level of prices represents a major headwind for the global economy and financial markets and reinforces the case for a cautious investment stance.

With slower growth and higher inflation, economists are beginning to whisper stagflation as a possible scenario. We think a mild case of stagflation is likely. Expectations of a lethargic economy and rising prices underscore the difficult position of the Fed. The market expects the Fed to raise rates, restoring the value of the dollar and squashing inflation. However as the economy continues to erode and pressure remains on the credit markets, a rate increase may only exacerbate the problems on the other side of the equation.

It is likely growth in the second quarter will benefit from tax rebate checks delivered in May and June. Some of this spending will likely spill over to July helping third quarter results as well. Overall spending on essentials, such as financial obligations, food, energy, and medical care accounts for 58 percent of consumer incomes up from 50 percent ten years ago. With this in mind we still adhere to the belief that the longer-term key to a strong economy remains a healthy job market. If jobs become scarce, the consumer will retrench. So far the job market has remained reasonably healthy. Initial claims for unemployment insurance have risen but remain under 400K and the unemployment rate has drifted to 5.5 percent. Both of these are higher than one would hope, but not a sign of dire times in the job market.

Periods of credit restraint, as we have today, create hostile economic environments. Banks and other lenders have been forced to take large write-offs to reflect losses on securities and loans. An environment of restrained credit supply from banks and financial overhauling by consumers is not consistent with vibrant growth. An end to the severe decline in house prices will be a necessary condition for banking health to improve. The inventory of unsold homes remains high and prices continue to decline as sales remain anemic.

Crisis creates opportunities, and prices of some financial assets have fallen by enough to create excellent value by historical standards. We emphasize the importance of good risk management in light of return expectations when investing in today’s difficult markets. We remain hopeful for a recovering housing market, a stronger dollar, and lower oil prices, each of which will boost financial asset prices. Until then we remain cautiously optimistic that we will see rising yields as we approach calendar year end.

Jeffrey D. Lorenzen, CFA

WB Capital Management Inc.

IPAIT                                                                                                                                 IPAIT INVESTMENT POLICY

_____________________________________________________________________________________

SECTION 1 - SCOPE OF INVESTMENT POLICY

The Investment Policy of the Iowa Public Agency Investment Trust (IPAIT) shall apply to all funds invested on behalf of participants accounted for in the IPAIT financial statements. Each investment made pursuant to this Investment Policy must be authorized by applicable law and this written Investment Policy.

This Investment Policy is intended to comply with Iowa Code chapters 28E, 12B, 12C and sections 331.555 and 384.21.

Upon passage and upon future amendment, if any, copies of this Investment Policy shall be delivered to all of the following:

1.	The IPAIT Board of Trustees.

2.	All IPAIT depository institutions or fiduciaries.

3.	The auditor engaged to audit any fund of IPAIT.

SECTION 2 – FUNDAMENTAL INVESTMENT RESTRICTIONS

A. Unless otherwise specified below, none of the portfolios will:

1.	Invest more than 5 percent of the value of their total assets in the securities of any one federally insured Iowa depository institution (other than securities of the U.S.
government or its agencies or instrumentalities).

2.	Invest 25 percent or more of the value of their total assets in the securities of issuers conducting their principal business activities in any one industry, including financial institutions. This restriction does not apply to securities of the U.S. Government or its agencies and instrumentalities and repurchase agreements relating thereto.

3.	Issue any senior securities (as defined in the Investment Company Act of 1940, as amended).

4.	Mortgage, pledge or hypothecate their assets.

5.	Make short sales of securities or maintain a short position.

6.	Purchase any securities on margin.

7.	Write, purchase or sell puts, calls or combinations thereof.

8.	Purchase or sell real estate or real estate mortgage loans.

9.

Invest in restricted securities or invest more than 10 percent of the Portfolio’s net assets in repurchase agreements with a maturity of more than seven days, and other liquid assets, such as securities with no readily available market quotation.

10.	Underwrite the securities of other issuers.

11.	Invest in any securities in contravention of the provisions of Rule 2a-7 of the Investment Company Act of 1940 as it presently exists or as it may hereafter be amended.

B. Prohibited Investments

Assets of IPAIT shall not be invested in the following:

1.	Reverse repurchase agreements.

2.	Futures and options contracts.

3.	Any security with a remaining maturity exceeding 397 days as provided in Rule 2a-7.

C. Prohibited Investment Practices

The following investment practices are prohibited:

1.	Trading of securities for speculation or the realization of short-term trading gains.

2.	Investing pursuant to a contract providing for the compensation of an agent or fiduciary based upon the performance of the invested assets.

3.	If a fiduciary or other third party with custody of public investment transaction records of IPAIT fails to produce requested records when requested by IPAIT or its agents within a reasonable time, IPAIT shall make no new investment with or through the fiduciary or third party and shall not renew maturity investments with or through the fiduciary or third party.

D. Management Policies and Procedures

Following are the fundamental management policies and procedures for IPAIT. All investments shall be maintained in separate IPAIT custodial accounts, segregated by Portfolio on behalf of IPAIT Participants.

1.	Each purchase or sale of a security must be handled on a delivery versus payment
(DVP) basis. Funds for the purchase of an investment shall not be released to the seller until the security is delivered to the IPAIT Custodian. Conversely, a sold security shall not be released to the buyer until funds for the purchase price of the security have been received by the IPAIT Custodian.

2.	“Free delivery” transactions are prohibited. The Custodian shall never release assets from the IPAIT custodial accounts until the funds for the investment are delivered.

3.

Any material deviation (greater than 0.5 percent) from the amortized cost of investments shall be promptly reported by the Adviser to the Board of Trustees. If such deviation exceeds 0.5 percent, the Adviser will consider what action, if any, should be initiated to reasonably eliminate or reduce material dilution or other unfair results to Participants. Such action may include redemption of Trust Units in kind, selling portfolio securities prior to maturity, withholding distributions or utilizing a net asset value per Trust Unit based upon available market quotations.

4.	The frequent trading of securities, including day trading for the purpose of realizing short-term gains, the purchase and sale of futures and options to buy or sell authorized investments, reverse repurchase agreements, and other similar speculative transactions are expressly prohibited

D. Management Policies and Procedures (cont.)

5.	IPAIT may not make any investment other than Permitted Investments authorized by the provisions of the law applicable to the investment of funds by the Participants, as such laws may be amended from time to time.

6.	IPAIT may not purchase any Permitted Investment if the effect of such purchase by
IPAIT would be to make the average dollar weighted maturity of a portfolio greater than ninety (90) days.

7.	IPAIT may not borrow money or incur indebtedness whether or not the proceeds thereof are intended to be used to purchase Permitted Investments.

8.	IPAIT may not make loans, provided that IPAIT may make Permitted Investments.

9.	IPAIT may not purchase securities or shares of investment companies or any entities similar to PAIT.

The restrictions set forth above are fundamental to the operation and activities of IPAIT and may not be changed without the affirmative approval, in writing, of a majority of the Participants entitled to vote, except that such restrictions may be changed by the Trustees so as to make them more restrictive when necessary to confirm the investment program and activities of IPAIT to the laws of the State of Iowa and the United States of America as they may from time to time be amended.

The above investment restrictions shall not be changed without the vote of a majority of the Participants in a Portfolio. “Majority” means the lesser of (a) 67 percent of the Trust’s or a Portfolio’s outstanding Trust Units voting at a meeting of the Participants at which more than 50 percent of the outstanding Trust Units are represented in person or by proxy or (b) a majority of the Trust’s or a Portfolio’s outstanding Trust Units.

Provided, however, the Trust may invest Portfolio assets pursuant to the maximum extent possible by Iowa law governing investments by public agencies and Rule 2a-7 and any change in the restrictions of the Iowa law governing investments by public agencies and Rule 2a-7 shall be deemed to be adopted by the Trust, and such change shall not require the approval of the Participants.

Any investment restrictions or limitations referred to above which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after an acquisition of securities or utilization of assets and results there from.

Section 3 – DELEGATION OF AUTHORITY

The responsibility for conducting IPAIT investment transactions resides with the IPAIT Board of

Trustees. Certain responsibilities have been delegated to the Administrator, the Adviser, and the

Custodian (the “Service Providers”) pursuant to the Administrator Agreement, the Adviser Agreement, the Custodian Agreement, with amendments as may be adopted from time to time, and the current Information Statement (the “Documents”).

Each Service Provider shall individually notify the IPAIT Board of Trustees in writing within thirty days of receipt of all communications from the auditor of any Service Provider or any regulatory authority of the existence of a material weakness in internal control structure of the Service Provider or regulatory orders or sanctions regarding the type of services being provided to IPAIT by the Service Provider.

The records of investment transactions made by or on behalf of IPAIT are public records and are the property of IPAIT whether in the custody of IPAIT or in the custody of a fiduciary or other third party.

Section 4 – OBJECTIVES OF INVESTMENT POLICY

The primary objectives, in order of priority, of all investment activities involving the financial assets of IPAIT shall be the following:

1.	Safety: Safety and preservation of principal in the overall portfolio is the foremost investment objective.

2.	Liquidity: Maintaining the necessary liquidity to match expected liabilities is the second investment objective.

3.	Return: Obtaining a reasonable return is the third investment objective.

Section 5 – PRUDENCE

The Board of Trustees, when providing for the investment of deposit of public funds in the IPAIT program, shall exercise the care, skill, prudence, and diligence under the circumstances then prevailing that a person acting in a like capacity and familiar with such matters would use to attain the Section 4 investment objectives.

Section 6 – INSTRUMENTS ELIGIBLE FOR INVESTMENT

Assets of IPAIT may be invested in the following, all as more fully described in the IPAIT Information Statement:

--	Obligations of the United States government, its agencies and instrumentalities.

--	Certificates of deposit and other evidences of deposit at federally insured Iowa depository institutions approved and secured pursuant to chapter 12C.

--	Repurchase agreements, provided that the underlying collateral consists of obligations of the United States government, its agencies and instrumentalities and that the
Custodian takes delivery of the collateral either directly or through an authorized custodian.

All instruments eligible for investment are further qualified by all other provisions of this Investment Policy, including Section 8, Diversification and Investment Maturity Limitations.

Section 7 – DIVERSIFICATION AND INVESTMENT MATURITY LIMITATIONS

It is the policy of IPAIT to diversify portfolio investments in the Diversified Portfolio and the Direct

Government Obligation (DGO) Portfolio. As described in the Information Statement, portfolio investments in the Diversified Portfolio and the Direct Government Obligation Portfolio are limited to the following:

1.	No individual investment with maturity in excess of 397 days as provided in
Rule 2a-7.

2.	The maximum average maturity of all portfolio investments may not exceed 90 days.
Pursuant to IPAIT policies as disclosed in the Documents, Participants may also individually invest in Fixed Term Program investments.

Section 8 – SAFEKEEPING AND CUSTODY

All invested assets of Participants in the Portfolios or in the Fixed Term Program shall be held in accordance with the Custodian Agreement.

All invested assets eligible for physical delivery shall be secured by having them held at a third party custodian. All purchased investments shall be held pursuant to a written third party custodial agreement requiring delivery versus payment. No assets may be delivered out of the IPAIT account without full payment (no “free deliveries” shall be permitted).

Section 9 – REPORTING

The Service Providers shall submit all reports required in the Documents.

Section 10 – INVESTMENT POLICY REVIEW AND AMENDMENT

This Investment Policy shall be reviewed annually or more frequently as appropriate. Notice of amendments to the Investment Policy shall be promptly given to all parties noted in Section 1.

Section 11 – EFFECTIVE DATE

This Investment Policy shall be effective as of May 1, 1993.

Passed and approved this 20th day of April, 1993.

Amended effective November 1, 2003.

  IPAIT                                                                             Investing and Non-Investing Participants

                                                                      Diversified and Direct Government Obligation Funds

$0-$50,000 Assets Invested
Cascade Municipal Utilities
City of Ames
City of Badger
City of Bellevue
City of Burlington
City of Callender
City of Earlham
City of Earlville
City of Fairfield
City of Grand Mound
City of Grimes
City of Grinnell
City of Grundy Center
City of Jefferson
City of Letts
City of Martensdale
City of Massena
City of Melcher-Dallas
City of Middletown
City of Moulton
City of New Virginia
City of Panora
City of Ringsted
City of Spragueville
City of Springbrook
City of Walnut
City of Wesley
City of Westfield
City Utility of Dike
City Utility of Harlan
City Utility of Martensdale
City Utility of New Hampton
City Utility of Orient
City Utility of Pella
City Utility of Prairie City
Clayton County
County of Chickasaw
County of Fremont
County of Hardin
County of Howard
County of Pocahontas
County of Sac
Fontanelle Municipal Utility
Gilbertville Community Day, Inc.
Gowrie Municipal Utilities
Iowa Stored Energy Plant Agency
Johnson Township Barnum Community Fire D
Lamoni Municipal Utilities
North Central Reg. Emerg. Resp. Com.
Ringgold County Hospital
Southeast Iowa Regional Planning Commiss
Stuart Municipal Utilities
Waterloo Water Works
Waverly Health Center

$50,000-$250,000 Assets Invested
Algona Municipal Utilities
Buena Vista County Solid Waste Commiss
City of Ackley
City of Agency
City of Albert City
City of Boone
City of Brandon
City of Dike
City of Fairbank
City of Indianola
City of Lamont
City of Lewis
City of Lovilia
City of Mallard
City of Maynard
City of Monroe
City of Montezuma Fire Department
City of Morning Sun
City of Nora Springs
City of Orange City
City of Osceola
City of Parnell
City of Readlyn
City of Red Oak
City of Urbana
City of Wellman
City Utility of Corydon
City Utility of Eagle Grove
City Utility of Fredericksburg
City Utility of Laurens
City Utility of Melcher-Dallas
City Utility of Middletown
City Utility of Urbandale
County of Boone
County of Buena Vista
County of Carroll
County of Crawford
County of Des Moines
County of Franklin
County of Kossuth
County of Plymouth
County of Story
Des Moines Area MPO
Evansdale Water Works
IPAIT Administration Fund
IPPA Administrative
Lakewood Benefited Rec. Lake District
Manning Municipal Gas Department
North Iowa Area Council of Govts.
Southwest Iowa Planning Council
Villisca Municipal Power Plant
Warren County
Webster County Telecommunications Board

$250,000-$500,000 Assets Invested
City of Algona
City of Coralville
City of Corydon
City of Dayton
City of Early
City of Elk Horn
City of Epworth
City of Griswold
City of Keystone
City of Mason City
City of Orleans
City of Pella
City of Riverdale
City of Sageville
City of Shueyville
City Utility of Readlyn
Clay County
Corning Municipal Utilities
County of Adair
County of Cedar
County of Osceola
Grundy Center Municipal Utilities
Hiawatha Water Department
Ida County
Page County Landfill Association
Poweshiek Water Association
South Iowa Area Crime Commission
South Iowa Detention Service Agency
Urbandale Sanitary Sewer District
Webster County Solid Waste Commission

$500,000-$1,000,000 Assets Invested
Brooklyn Municipal Utilities
City of Corning
City of Eagle Grove
City of Gilbertville
City of La Porte City
City of Lake Mills
City of Shelby
City of Van Meter
City Utility of Lake Mills
City Utility of Montezuma

City Utility of Shelby
City Utility of Traer
County of Cass
County of Clarke
County of Greene
County of Linn
County of Mills
County of Ringgold
Denison Municipal Utilities
Geode Resource Conserv. & Develp., Inc.
La Porte City Utility
Montezuma Municipal Light and Power
Second Judicial Dist Dept. of Correct
SIMECA
West Des Moines Water Works
Xenia Rural Water District

$1,000,000-$5,000,000 Assets Invested
Broadlawns Medical Center
Cedar Falls Utilities
City of Adel
City of Altoona
City of Ankeny
City of Bondurant
City of Clinton
City of Davenport
City of Denison
City of Forest City
City of Fort Dodge
City of Hiawatha
City of Iowa City
City of Keokuk
City of Knoxville
City of Marion
City of Marshalltown
City of Mitchellville
City of Montezuma
City of Mount Pleasant
City of Muscatine
City of Oskaloosa
City of Polk City
City of Prairie City
City of Shenandoah
City of Sioux City
City of Traer
City of Waverly
City of Windsor Heights
City Utility of Lenox
City Utility of Maquoketa
County of Appanoose
County of Audubon
County of Buchanan
County of Calhoun
County of Decatur
County of Dickinson
County of Emmet
County of Grundy
County of Hamilton
County of Henry
County of Jackson
County of Louisa
County of Lyon
County of Madison
County of Monona
County of O'Brien
County of Poweshiek
County of Sioux
County of Tama
County of Union
County of Wapello
County of Washington
County of Webster
County of Winneshiek
County of Wright
Dallas County
Fifth Judicial District
IAMU Insurance Trust
IMWCA Group C
Knoxville Utility
Lucas County
NIMECA
North Central Iowa Regional SWA
Northwest Iowa Area Solid Waste Agency
Orange City Area Health System
Resale Power Group of Iowa
Spencer Municipal Utility
Waverly Light and Power

Over $5,000,000 Assets Invested
City of Cedar Rapids
City of Council Bluffs
City of Johnston
City of Washington
City of Waterloo
City of West Des Moines
County of Black Hawk
County of Wayne
Muscatine Power and Water

Non-Investing Participants
Audubon County Memorial Hospital
Cass County Environment Control Agency
Cedar Rapids/Linn County SWA
Central IA Juvenile Detention Commission
City of Alton
City of Anamosa
City of Anthon
City of Atlantic
City of Audubon
City of Bettendorf
City of Bloomfield
City of Bussey
City of Camanche
City of Carlisle
City of Carson
City of Carter Lake
City of Cedar Falls
City of Center Point
City of Centerville
City of Charles City
City of Cherokee
City of Clarinda
City of Clive
City of Colfax
City of Colo
City of Creston
City of Denver
City of Des Moines
City of Dubuque
City of Dunkerton
City of Eldon
City of Eldridge
City of Elk Run Heights
City of Ellsworth
City of Evansdale
City of Fort Madison
City of Grand River
City of Greenfield
City of Harlan
City of Hawarden
City of Hazleton
City of Hudson
City of Humboldt
City of Huxley
City of Independence
City of Lehigh
City of Lenox

City of Leon
City of Lisbon
City of Lohrville
City of Manchester
City of Manning
City of Maquoketa
City of Marble Rock
City of Marengo
City of Mount Vernon
City of Murray
City of Nevada
City of New Hampton
City of New London
City of Newton
City of Oelwein
City of Osage
City of Ossian
City of Ottumwa
City of Peosta
City of Perry
City of Pleasant Hill
City of Pleasantville
City of Pocahontas
City of Prescott
City of Preston
City of Rockwell City
City of Sac City
City of Sheldon
City of Slater
City of Spencer
City of Spirit Lake
City of St. Charles
City of Storm Lake
City of Sumner
City of Tipton
City of Urbandale
City of Villisca
City of Vinton
City of Webster City
City of Wilton
City of Woodbine
City Utility of Alton
City Utility of Ames
City Utility of Anamosa
City Utility of Anthon
City Utility of Aplington
City Utility of Bloomfield
City Utility of Colfax
City Utility of Coon Rapids
City Utility of Creston
City Utility of Denver
City Utility of Epworth
City Utility of Fairbank
City Utility of Graettinger
City Utility of Hawarden
City Utility of LeClaire
City Utility of Lohrville
City Utility of Murray
City Utility of Preston
City Utility of Sac City
City Utility of Sanborn
City Utility of Slater
City Utility of St. Charles
City Utility of Story City
City Utility of Vinton
City Utility of Wahpeton
Clear Lake Sanitary District
Council Bluffs Airport Authority
County of Butler
County of Cerro Gordo
County of Clinton
County of Davis
County of Dubuque
County of Floyd
County of Greene-Medical Center
County of Hancock
County of Harrison
County of Iowa
County of Jasper
County of Johnson
County of Jones
County of Marion
County of Marshall
County of Mitchell
County of Monroe
County of Muscatine
County of Page
County of Polk
County of Scott
County of Winnebago
County of Worth
Crawford County Memorial Hospital
Dallas County Hospital
Des Moines Metropolitan Transit Authorit
Des Moines Utility
Eighth Judicial Dist. Dept. of Correct.
Fort Madison Utility
Greenfield Municipal Utilities
Heart of Iowa Reg. Transit Agency
Iowa Lakes Regional Water
Iowa Northland Reg. Council of Gov.
Iowa Public Employer Health Care Cover
IPPA CMMPA
IPPA IMTG
IPPA MMTG
IPPA MMUA
Jefferson County Hospital
Lee County
Manilla Municipal Gas Dept.
Manning Municipal Utilities
Mid Iowa Regional Housing Authority
Midas Council of Governments
Mid-Iowa Development Association COG
Mitchell County Regional Health Center
Monroe County Hospital
Mt. Pleasant Municipal Utilities
Newton Waterworks
Ogden Municipal Utility
Palo Alto County Hospital
Plymouth County Solid Waste Agency
Pottawattamie County
Seventh Judicial District
Third Judicial District
Van Buren County Hospital
Washington County Hospital
Winterset Municipal Utilities

                                     Statistical Section

                                              IPAIT

                                                                              53

IPAIT                                                                                                                        Statistical Information

__________________________________________________________________________________

_________________________________________________________________________________

MAJOR PARTICIPANTS

	Top Ten Participants		Top Twenty Participants		Top Fifty Participants
Diversified	Percent	Total Assets	Percent	Total Assets	Percent	Total Assets

2008	48%	169,271,079	60%	211,718,912	80%	283,235,598
2007	37%	88,409,383	50%	120,897,069	75%	179,823,065
2006	32%	65,432,579	47%	95,702,772	75%	152,227,092
2005	48%	112,257,335	63%	144,716,918	83%	191,099,445
2004	59%	151,601,053	72%	182,708,595	88%	225,109,501
2003	56%	137,395,976	68%	166,268,864	85%	209,040,889
2002	47%	120,630,674	61%	157,746,696	81%	207,622,556

	Top Ten Participants
DGO	Percent	Total Assets

2008	100%	23,490,318
2007	100%	15,137,370
2006	100%	16,949,155
2005	100%	14,795,683
2004	100%	37,532,248
2003	100%	81,053,164
2002	100%	66,461,330

INVESTMENT ADVISER
WB Capital Management Inc. has served as the sole Investment Adviser to all investment alternatives within
IPAIT since the program’s inception in 1987. As of June 30, 2008 WB Capital Management Inc. had a total of $4.6 billion in assets under management, representing a diverse group of institutional and individual clients.

CONSULTANTS
IPAIT does not employ the use of any professional consultants beyond those service providers detailed in the Notes to the Notes to Financial Statement Section.

BROKERS
IPAIT does not employ the use of brokers in the operation of its various investment alternatives.

IPAIT                                                                                                                   Changes in Fund Units

_________________________________________________________________________________

Changes in Participant Assets Under Management
Diversified Fund and
Direct Government Obligation Fund
		Annual		Annual
Date	IPAIT Div Fund *	Change	IPAIT DGO Fund **	Change

06/08	355,390,564.83	47.87%	23,490,317.98	55.18%
03/08	331,998,873.55	13.10%	20,762,195.72	-16.03%
12/07	288,037,961.56	17.49%	18,149,614.44	-17.03%
09/07	270,935,522.24	5.68%	21,485,792.27	-5.60%
06/07	240,334,243.40	18.11%	15,137,369.97	-10.69%
03/07	293,556,936.96	23.79%	24,726,426.19	25.66%
12/06	245,158,276.95	1.04%	21,873,657.60	64.88%
09/06	256,375,848.59	2.48%	22,759,469.54	48.47%
06/06	203,481,541.18	-11.40%	16,949,154.61	14.55%
03/06	237,141,014.84	-1.43%	19,677,058.72	3.74%
12/05	242,636,140.23	9.50%	13,266,181.01	-40.13%
09/05	250,171,967.96	13.12%	15,329,258.59	-51.02%
06/05	229,667,965.70	-9.87%	14,795,683.46	-60.58%
03/05	240,589,825.95	-12.58%	18,967,803.75	-58.52%
12/04	221,582,170.10	-10.52%	22,157,021.40	-54.54%
09/04	221,163,015.71	-18.75%	31,294,779.47	-49.15%
06/04	254,818,109.55	-1.84%	37,532,247.62	-28.22%
03/04	275,215,747.39	10.58%	45,727,069.58	-40.88%
12/03	247,626,020.87	-16.67%	48,744,870.84	-25.40%
09/03	272,187,641.22	7.83%	61,548,709.86	17.70%
06/03	259,601,282.28	2.23%	52,291,241.44	-21.32%
03/03	248,884,686.21	-10.42%	77,348,955.10	2.26%
12/02	297,172,600.71	-6.16%	65,341,839.78	-20.73%
09/02	252,426,229.82	-4.62%	52,291,241.44	-44.28%
06/02	253,948,246.81	-4.20%	66,461,330.32	10.81%
03/02	277,835,614.01	-8.83%	75,641,830.59	19.10%
12/01	316,690,866.03	32.71%	82,432,864.86	22.23%
09/01	264,646,237.04	2.53%	93,847,685.08	30.47%
06/01	265,090,819.45	22.47%	59,975,661.32	32.20%
03/01	304,760,387.05	22.97%	63,510,582.38	16.53%
12/00	238,634,980.04	11.98%	67,438,028.90	9.11%
09/00	258,112,750.75	22.59%	71,931,497.30	-1.98%
06/00	216,459,830.44	14.80%	45,366,389.81	-48.21%
03/00	247,826,391.63	4.02%	54,500,307.68	-21.87%
12/99	213,110,138.32	10.58%	61,810,063.88	-15.01%
09/99	210,543,468.83	10.06%	73,381,983.89	-5.63%
06/99	188,558,835.81	6.52%	87,596,381.27	5.71%
03/99	238,242,744.04	24.18%	69,752,927.85	48.18%
12/98	192,712,021.40	19.02%	72,730,351.69	39.38%
09/98	191,295,081.06	2.07%	77,758,458.74	35.23%

*IPAIT Div Fund inception date 11/13/87
**IPAIT DGO Fund inception date 9/1/88

IPAIT                                                                                                             Monthly Comparative Yields

_________________________________________________________________________________

Diversified Fund

	Diversified
	Fund	iMoneyNet U.S. Govt.	Chapter 74A	Chapter 74A
Date	Rate (1)	& Agency Index (2)	32-89 Day (3)	90-179 Day (3)

06/08	2.14	1.55	1.50	1.60
05/08	1.97	1.58	1.70	1.60
04/08	2.15	1.77	1.80	1.70
03/08	2.68	2.35	2.05	2.05
02/08	3.22	2.80	2.00	2.20
01/08	3.79	3.50	2.55	2.80
12/07	4.08	3.80	3.05	3.10
11/07	4.28	3.97	2.75	3.10
10/07	4.47	4.17	2.95	3.20
09/07	4.67	4.39	3.25	3.25
08/07	4.71	4.46	2.85	3.20
07/07	4.87	4.55	3.65	3.30

(1) Actual earnings less expenses
(2) iMoneyNet U.S. Government & Agencies Monthly Money Fund Report TM
(3) Iowa Code Chapter 74A minimum public funds deposit rates

DGO Fund

	DGO Fund	iMoneyNet US Treasury	Chapter 74A	Chapter 74A
Date	Rate (1)	& Repo Index (2)	32-89 Day (3)	90-179 Day (3)

06/08	1.90	1.22	1.50	1.60
05/08	1.74	1.19	1.70	1.60
04/08	1.97	1.26	1.80	1.70
03/08	1.83	1.38	2.05	2.05
02/08	2.61	1.97	2.00	2.20
01/08	3.08	2.66	2.55	2.80
12/07	3.58	3.19	3.05	3.10
11/07	3.79	3.55	2.75	3.10
10/07	4.26	3.89	2.95	3.20
09/07	4.42	4.14	3.25	3.25
08/07	4.31	3.99	2.85	3.20
07/07	4.65	4.30	3.65	3.30

(1) Actual earnings less expenses
(2) iMoneyNet U.S. Treasury & Repo Monthly Money Fund Report TM
(3) Iowa Code Chapter 74A minimum public funds deposit rates

IPAIT                                                                                                        Annual  Comparative Yields

______________________________________________________________________________

Average Annual Yield for the Fiscal Years Ended June 30,

	Diversified	iMoneyNet U.S. Govt.		iMoneyNet U.S. Treasury
	Fund (1)	& Agency Index (2)	DGO Fund (1)	& Repo Index (3)

2008	3.46	3.24	3.12	2.73
2007	4.84	4.54	4.70	4.45
2006	3.70	3.43	3.58	3.33
2005	1.71	1.41	1.39	1.35
2004	0.59	0.37	0.53	0.31
2003	0.94	0.80	0.92	0.74
2002	2.11	1.87	1.83	1.76
2001	5.33	5.26	5.15	5.06
2000	5.13	4.94	4.98	4.78
1999	4.61	4.47	4.43	4.35
1998	5.10	4.90	4.98	4.85
1997	4.92	4.72	4.84	4.68
1996	5.11	4.88	5.03	4.89
1995	4.86	4.72	4.82	4.65
1994	2.88	2.74	2.77	2.70
1993	2.98	2.83	2.76	2.68

(1) Actual earnings less expenses
(2) iMoneyNet U.S. Government & Agencies Money Fund Report TM
(3) iMoneyNet U.S. Treasury and Repo Money Fund Report TM

                                                                                                                                  Annual Net Investment Income

_______________________________________________________________________________

Total Net Investment Income
for the Fiscal Years Ended June 30,

	Diversified Fund (1)	DGO Fund (1)

2008	10,042,030	637,177
2007	11,907,172	994,195
2006	8,475,466	567,341
2005	3,733,917	349,987
2004	1,477,818	265,254
2003	2,531,693	658,073
2002	5,854,955	1,381,159
2001	13,455,641	3,216,209
2000	11,001,463	3,199,662
1999	8,975,481	3,374,792

(1) Actual earnings less expenses

IPAIT                                                                                                            Changes in Net Assets

_____________________________________________________________________________

                                                               For the Years Ended June 30,

                                                                     (dollars in thousands)

DIVERSIFIED PORTFOLIO

	2008	2007	2006	2005	2004
ADDITIONS:
From Investment Activities:
Net Investment income	$ 10,042	$ 11,907	$ 8,472	$ 3,734	$ 1,478
From Unit Transactions:
Units sold	1,350,872	1,246,520	1,151,720	1,055,083	941,862
Units issued in reinvestment
of dividends from net
investment income	10,036	11,055	7,815	3,596	1,478
TOTAL ADDITIONS	1,370,950	1,269,482	1,168,007	1,062,413	944,818

DEDUCTIONS:
Dividends to unitholders from:
Net investment income	(10,042)	(11,907)	(8,472)	(3,734)	(1,478)

From Unit Transactions:
Units redeemed	(1,245,851)	(1,220,723)	(1,185,721)	(1,083,829)	(933,547)
TOTAL DEDUCTIONS	(1,255,893)	(1,232,630)	(1,194,193)	(1,087,563)	(935,025)

Changes in net assets	115,057	36,852	(26,186)	(25,150)	9,793

Net assets at beginning of period	240,334	203,482	229,668	254,818	245,025

Net assets at end of period	$ 355,391	$ 240,334	$ 203,482	$ 229,668	$ 254,818

DIRECT GOVERNMENT OBLIGATION PORTFOLIO

	2008	2007	2006	2005	2004
ADDITIONS:
From Investment Activities:
Net Investment income	$ 637	$ 994	$ 567	$ 350	$ 265
From Unit Transactions:
Units sold	42,689	28,227	36,963	20,938	30,121
Units issued in reinvestment
of dividends from net
investment income	662	994	537	350	265
TOTAL ADDITIONS	43,988	30,215	38,067	21,638	30,651

DEDUCTIONS:
Dividends to unitholders from:
Net investment income	(637)	(994)	(567)	(350)	(265)

From Unit Transactions:
Units redeemed	(34,998)	(31,033)	(35,347)	(44,024)	(45,145)
TOTAL DEDUCTIONS	(35,635)	(32,027)	(35,914)	(44,374)	(45,410)

Changes in net assets	8,353	(1,812)	2,153	(22,736)	(14,759)

Net assets at beginning of period	15,137	16,949	14,796	37,532	52,291

Net assets at end of period	$ 23,490	$ 15,137	$ 16,949	$ 14,796	$ 37,532

DIVERSIFIED PORTFOLIO

	2003	2002	2001	2000	1999
ADDITIONS:
From Investment Activities:
Net Investment income	$ 2,532	$ 5,855	$ 13,456	$ 11,002	$ 8,975
From Unit Transactions:
Units sold	912,308	895,986	1,024,910	1,032,835	912,337
Units issued in reinvestment
of dividends from net
investment income	2,532	5,855	13,456	11,002	8,975
TOTAL ADDITIONS	917,372	907,696	1,051,822	1,054,839	930,287

DEDUCTIONS:
Dividends to unitholders from:
Net investment income	(2,532)	(5,855)	(13,456)	(11,002)	(8,975)

From Unit Transactions:
Units redeemed	(923,763)	(912,984)	(989,735)	(1,015,936)	(909,772)
TOTAL DEDUCTIONS	(926,295)	(918,839)	(1,003,191)	(1,026,938)	(918,747)

Changes in net assets	(8,923)	(11,143)	48,631	27,901	11,540

Net assets at beginning of period	253,948	265,091	216,460	188,559	177,019

Net assets at end of period	$ 245,025	$ 253,948	$ 265,091	$ 216,460	$ 188,559

DIRECT GOVERNMENT OBLIGATION PORTFOLIO

	2003	2002	2001	2000	1999
ADDITIONS:
From Investment Activities:
Net Investment income	$ 658	$ 1,381	$ 3,216	$ 3,200	$ 3,375
From Unit Transactions:
Units sold	43,658	48,029	38,973	12,830	38,064
Units issued in reinvestment
of dividends from net
investment income	658	1,381	3,216	3,200	3,375
TOTAL ADDITIONS	44,974	50,791	45,405	19,230	44,814

DEDUCTIONS:
Dividends to unitholders from:
Net investment income	(658)	(1,381)	(3,216)	(3,200)	(3,375)

From Unit Transactions:
Units redeemed	(58,486)	(42,924)	(27,580)	(58,260)	(36,708)
TOTAL DEDUCTIONS	(59,144)	(44,305)	(30,796)	(61,460)	(40,083)

Changes in net assets	(14,170)	6,486	14,609	(42,230)	4,731

Net assets at beginning of period	66,461	59,975	45,366	87,596	82,865

Net assets at end of period	$ 52,291	$ 66,461	$ 59,975	$ 45,366	$ 87,596

IPAIT                                                                                           Glossary of Investment Terms

____________________________________________________________________________________

Glossary of Investment Terms

Accrued interest - interest accumulated on all securities in a portfolio since the most recent payment date for each security.

Administrator - entity that carries out IPAIT policies and provides participant recordkeeping services.

Amortized Cost - method of accounting that gradually reduces a security's discount or premium on a straight-line basis. Assets - items in financial statement with current market value owned by IPAIT.

Certificate of Deposit - debt instrument issued by a financial institution with an interest rate set by competitive forces in the marketplace.

Collateral - U.S. government or agency securities pledged to IPAIT until investment is repaid. For instance, the security for a collateralized certificate of deposit issued by an Iowa financial institution.

Compound Rate - interest calculation based upon investment of principal plus reinvestment of interest earned from previous period(s). IPAIT portfolio interest is compounded or reinvested monthly.

Custodian - bank that maintains custody of all IPAIT assets.

Discount - the dollar amount by which the par value of a bond exceeds its market price.

Diversified - spreading of risk by investing assets in several different categories of investment and assorted maturities within those categories.

Investment Adviser - Securities and Exchange Commission registered firm that provides investment advice to IPAIT.

Iowa Code Chapter 74A Rates - Minimum rates at which Iowa financial institutions may accept deposits of public funds for various periods.

Liabilities - claims on the assets of IPAIT.

Market Value - the current price or value of a security.

Net Investment Income - income from IPAIT investments distributed to participants after payment of program operating expenses.

Nominal Rate - simple interest calculation based only upon the principal amount invested without reinvestment of earned interest.

Par Value - value of IPAIT investments at maturity.

Portfolio - all investments owned by IPAIT.

Premium - the dollar amount by which the market price of a bond exceeds its par value.

Redemptions - withdrawal of funds by participants from IPAIT.

Repurchase Agreement - agreement between IPAIT and a seller of U.S. government securities, whereby the seller agrees to repurchase the securities at an agreed upon price at a stated time. The transaction is collateralized by U.S. government or U.S. agency securities with a market value of at least 102% of the value of the repurchase agreement.

Straight-Line - conservative accounting procedure to reduce a security's premium or discount in equal daily increments over its remaining period to maturity.

U.S. Government Agencies - securities issued by U.S. government sponsored corporations such as the Federal Home Loan Bank and Federal National Mortgage Association.

U.S. Government Securities - direct obligations of the U.S. government, such as Treasury bills, notes and bonds.

Yield Curve - graph plotting yields of securities of similar quality on vertical axis and maturities ranging from shortest to longest on horizontal axis.

Iowa Public Agency Investment Trust

c/o WB Capital Management Inc.

1415 28th Street, Suite 200

West Des Moines, IA 50266-1461

(800) 872-4024

www.IPAIT.org

.

ITEM 2. CODE OF ETHICS.

(A) THE REGISTRANT HAS ADOPTED A CODE OF ETHICS THAT APPLIES TO THE REGISTRANT'S PRINCIPAL EXECUTIVE OFFICER, PRINCIPAL FINANCIAL OFFICER, PRINCIPAL ACCOUNTING OFFICER OR CONTROLLER, OR PERSONS PERFORMING SIMILAR

FUNCTIONS, REGARDLESS OF WHETHER THESE INDIVIDUALS ARE EMPLOYED BY THE REGISTRANT OR A THIRD PARTY.

(B) NO COMMENT REQUIRED.

(C) NA

(D) NOT APPLICABLE.

(E) NOT APPLICABLE.

(F)(1) NOT APPLICABLE.

(F)(2) NOT APPLICABLE.

(F)(3) TO REQUEST A FREE COPY OF THE IOWA PUBLIC AGENCY INVESTMENT TRUST CODE OF ETHICS, PLEASE CALL 1-800-438-6375.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2) Donald W. Kerker is the independent director named as the audit committee financial expert.

ITEM 4. Principal Accountant Fees and Services

(a)The aggregate fees for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements are listed below.

June 30, 2008	$17,500
June 30, 2007	$16,900

(b)NOT APPPLICABLE.

(c)TAX PREPARATION FEES. Professional services for the preparation of the Registrant’s tax returns by the principal accountant.

June 30, 2008	$1,120
June 30, 2007	$1,085

(D)NOT APPLICABLE.

(E)NOT APPLICABLE.

(F)NOT APPLICABLE.

(G)NOT APPLICABLE.

(H)NOT APPLICABLE.

ITEM 5. NOT APPLICABLE.

ITEM 6. NOT APPLICABLE.

ITEM 7. NOT APPLICABLE.

ITEM 8. NOT APPLICABLE.

ITEM 9. Not Applicable.

ITEM 10.NOT APPPLICABLE.

ITEM 11. CONTROLS AND PROCEDURES.

(A) THE PRINCIPAL EXECUTIVE AND FINANCIAL OFFICERS CONCLUDED THAT THE REGISTRANT'S DISCLOSURE CONTROLS AND PROCEDURES ARE EFFECTIVE BASED ON THEIR EVALUATION OF THE DISCLOSURE CONTROLS AND PROCEDURES AS OF September 4, 2008, A DATE WITHIN 90 DAYS OF THE FILING DATE OF THIS REPORT.

(B) THERE WERE NO SIGNIFICANT CHANGES IN REGISTRANT'S INTERNAL CONTROL OVER FINANCIAL REPORTING THAT OCCURRED DURING THE PERIOD COVERED BY THIS REPORT THAT HAS MATERIALLY AFFECTED, OR IS REASONABLY LIKELY TO MATERIALLY AFFECT, THE REGISTRANT'S INTERNAL CONTROL OVER FINANCIAL REPORTING.

ITEM 12. EXHIBITS.

(A) A CERTIFICATION FROM THE CHIEF EXECUTIVE OFFICER AND THE CHIEF FINANCIAL OFFICER IS ATTACHED AS EXHIBIT A.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

IOWA PUBLIC AGENCY INVESTMENT TRUST

By

Tom Hanafan, Chair and Trustee

Date: September 4, 2008

Pursuant to the requirements of the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Signature and Title

Jeff Lorenzen, Chief Executive Officer, September 4, 2008

Amy Mitchell, Chief Financial Officer, September 4, 2008